UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant:      X

Filed by a Party other than the Registrant:

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  X

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Rule 14a-12

METHODE ELECTRONICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  X

No fee required

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing Party:

(4)

Date Filed:

METHODE ELECTRONICS, INC.

7401 West Wilson Avenue

Chicago, Illinois 60706

(708) 867-6777

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

September 16, 2010

To the Shareholders of Methode Electronics, Inc.:

Notice is hereby given that an annual meeting of shareholders of Methode Electronics, Inc. will be held on Thursday, September 16, 2010 at 11:00 a.m., Chicago time, at Methode’s corporate offices at 7401 West Wilson Avenue, Chicago, Illinois, for the following purposes:

1.

To elect a board of directors;

2.

To ratify the Audit Committee’s selection of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending April 30, 2011;

3.

To approve the Methode Electronics, Inc. 2010 Cash Incentive Plan;

4.

To approve the Methode Electronics, Inc. 2010 Stock Plan; and

5.

To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The board of directors recommends that you vote “FOR” each of Methode’s nominees for director, “FOR” the ratification of Ernst & Young LLP as our independent registered public accounting firm and “FOR” both the 2010 Cash Incentive Plan and 2010 Stock Plan.

Our board of directors has fixed the close of business on July 16, 2010 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.

This year we are again furnishing materials for our annual meeting through the Internet. We believe the use of the Securities and Exchange Commission’s e-proxy rules will expedite shareholders’ receipt of our proxy materials, as well as lower our costs.

It is important that your shares be represented and voted at the annual meeting.  Whether or not you plan to attend the annual meeting, please vote on the matters to be considered.  You may vote your shares over the Internet or by a toll-free telephone number.  If you request and receive a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the self-addressed postage-paid envelope provided.  Please do not submit a proxy card if you have voted by telephone or the Internet.  Instructions regarding voting in person, over the Internet and by mail are contained in the Notice of Internet Availability of Proxy Materials.  Instructions regarding voting by telephone are contained in the proxy card.  If you attend the annual meeting, you may revoke your proxy and, if you wish, vote your shares in person.  Thank you for your interest and cooperation.

By Order of the Board of Directors,

Warren L. Batts

Chairman

Chicago, Illinois

August 5, 2010

METHODE ELECTRONICS, INC.

7401 West Wilson Avenue

Chicago, Illinois 60706

(708) 867-6777

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

September 16, 2010

GENERAL INFORMATION

We are furnishing this proxy statement to you in connection with the solicitation of proxies on behalf of Methode Electronics, Inc. (“Methode”) for use at our annual meeting of shareholders to be held on Thursday, September 16, 2010 at 11:00 a.m., Chicago time, at Methode’s corporate offices at 7401 West Wilson Avenue, Chicago, Illinois, and at any adjournment or postponement of the annual meeting.  On August 5, 2010, we mailed our Notice of Internet Availability of Proxy Materials, which contains instructions for our shareholders to access our proxy statement and annual report over the Internet and vote online.  In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how to request a paper copy of the proxy statement and annual report.

At the annual meeting, we will ask our shareholders to elect our board of directors, ratify the Audit Committee’s selection of Ernst & Young LLP (“Ernst & Young”) to serve as our independent registered public accounting firm for fiscal 2011, approve the Methode Electronics, Inc. 2010 Cash Incentive Plan (the “2010 Cash Plan”), approve the Methode Electronics, Inc. 2010 Stock Plan (the “2010 Stock Plan”), and consider and vote upon any other business which properly comes before the annual meeting.

The board of directors recommends that you vote “FOR” each of Methode’s nominees for director, “FOR” the ratification of Ernst & Young as our independent registered public accounting firm and “FOR” both the 2010 Cash Plan and 2010 Stock Plan.

Under the e-proxy rules of the Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each shareholder, we are again furnishing our proxy materials over the Internet.  As a result, we are mailing a Notice of Internet Availability of Proxy Materials instead of a printed copy of the proxy materials.  You will have the ability to access the proxy materials over the Internet and to request to receive a paper copy by mail.  Instructions on how to access and review the proxy materials over the Internet or request a paper copy may be found in the Notice of Internet Availability of Proxy Materials.

It is important that your shares be represented at the annual meeting.  Whether or not you plan to attend the annual meeting in person, please vote on the matters to be considered.  You may vote your shares over the Internet or by a toll-free telephone number.  If you request and receive a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the self-addressed postage-paid envelope provided.  Please do not submit a proxy card if you have voted by telephone or the Internet.  Instructions regarding voting in person, over the Internet and by mail are contained in the Notice of Internet Availability of Proxy Materials.  Instructions regarding voting by telephone are contained in the proxy card.  If you attend the annual meeting, you may revoke your proxy and, if you wish, vote your shares in person.

We are mailing the Notice of Internet Availability of Proxy Materials to shareholders on or about August 5, 2010.

Record Date; Shares Outstanding

Our board of directors has fixed the close of business on July 16, 2010 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.  As of the record date, there were 36,804,458 shares of our common stock outstanding and entitled to vote at the annual meeting.

Quorum; Votes Required

In deciding all questions, a holder of Methode’s common stock is entitled to one vote, in person or by proxy, for each share held in such holder’s name on the record date.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Methode’s common stock is necessary to constitute a quorum at the annual meeting.  Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum at the annual meeting.  Generally, broker non-votes occur when shares held by a broker or nominee for a beneficial owner are not voted with respect to a particular proposal because the broker or nominee lacks discretionary power to vote such shares.

With respect to the election of directors, shareholders may vote (a) “for” each nominee; (b) “against” each nominee; or (c) to “abstain” from voting for each nominee.  The election of our board of directors requires approval by a majority of the shares of common stock represented at the meeting and entitled to vote, assuming a quorum is present.  With respect to the proposals to ratify the selection of Ernst & Young and approve the 2010 Cash Plan and the 2010 Stock Plan, on each proposal shareholders may: (a) vote in favor of the proposal; (b) vote against the proposal; or (c) abstain from voting on the proposal.  The ratification of the selection of Ernst & Young and the approval of the 2010 Cash Plan and the 2010 Stock Plan each require approval by a majority of the shares of common stock represented at the meeting and entitled to vote, assuming a quorum is present.  In addition, the New York Stock Exchange rules provide that the total votes cast on the approval of the 2010 Stock Plan must represent over 50% of the outstanding common stock entitled to vote.  Both abstentions and broker non-votes will be considered as present but will not be considered as votes in favor of each matter.  However, broker non-votes are excluded from the “for,” “against” and “abstain” counts, and instead are reported as simply “broker non-votes.”  Consequently, abstentions have the effect of voting against these matters, while broker non-votes have no effect as to voting for or against any such matter.

Under New York Stock Exchange rules, the proposal to ratify the selection of Ernst & Young is considered a “discretionary” item.  Therefore, brokers may vote in their discretion on this matter on behalf of clients who have not furnished voting instructions to the broker.  In contrast, the proposals to elect directors, approve the 2010 Cash Plan and approve the 2010 Stock Plan are “non-discretionary” items, and brokers who have not received voting instructions from their clients may not vote on these proposals.  Please note that this year the rules regarding how brokers may vote your shares have changed.  Brokers may no longer vote your shares on the election of directors in the absence of your specific instructions as to how to vote, so we encourage you to provide instructions to your broker regarding the voting of your shares.

All properly executed and timely delivered proxies will be voted in accordance with the instructions provided.  Unless contrary instructions are indicated, proxies will be voted “FOR” each of Methode’s nominees for director, “FOR” the ratification of the selection of Ernst & Young and “FOR” both the 2010 Cash Plan and the 2010 Stock Plan.  The Board of Directors knows of no other business that will be presented for consideration at the annual meeting.  If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

Voting Procedures

It is important that your shares be represented and voted at the annual meeting.  You may vote your shares over the Internet or by a toll-free telephone number.  If you request and receive a paper copy of the proxy card by mail, you may sign, date and mail the proxy card in the self-addressed postage-paid envelope provided.  Instructions regarding voting in person, over the Internet and by mail are contained in the Notice of Internet Availability of Proxy Materials.  Instructions regarding voting by telephone are contained in the proxy card.  Please do not submit a proxy card if you have voted by telephone or the Internet.  If you attend the annual meeting, you may revoke your proxy and, if you wish, vote your shares in person.

If you return a proxy without direction, the proxy will be voted “FOR” the election of all ten director nominees, “FOR” the  ratification of the selection of Ernst & Young and “FOR” both the 2010 Cash Plan and the 2010 Stock Plan.

Revoking Your Proxy

If you decide to change your vote, you may revoke your proxy at any time before the annual meeting.  You may revoke your proxy by notifying our Corporate Secretary in writing that you wish to revoke your proxy at the following address: Methode Electronics, Inc., 7401 West Wilson Avenue, Chicago, Illinois 60706, attention: Corporate Secretary.  You may also revoke your proxy by submitting a later-dated and properly executed proxy (including by means of the telephone or Internet) or by voting in person at the annual meeting.  Attendance at the annual meeting will not, by itself, revoke a proxy.

Proxy Solicitation Expenses

The accompanying proxy is being solicited on behalf of Methode.  We will bear the entire cost of this solicitation.  Our directors, officers or other regular employees may solicit proxies by telephone, by e-mail, by fax or in person.  No additional compensation will be paid to directors, officers and other regular employees for such services.  In the event that beneficial owners of our shares request paper copies of our proxy materials, banks, brokerage houses, fiduciaries and custodians holding shares of our common stock beneficially owned by others as of the record date will be requested to forward such proxy soliciting material to the beneficial owners of such shares and will be reimbursed by Methode for their reasonable out-of-pocket expenses.

CORPORATE GOVERNANCE

We are committed to maintaining high standards of corporate governance intended to serve the long-term interests of Methode and our shareholders.

Director Independence

Our board of directors has considered the independence of the nominees for director under the applicable standards of the SEC and the New York Stock Exchange.  Our board has determined that all of the nominees for director are independent under those standards, except for Donald Duda, our President and Chief Executive Officer.  Mr. Duda’s lack of independence relates solely to his service as an executive officer and is not due to any other transactions or relationships.

In determining the independence of Mr. Aspatore, the board considered the business consulting services provided by Mr. Aspatore personally and by Amherst Partners, LLC (“Amherst”) to Methode in fiscal 2007 and 2008.  Mr. Aspatore serves as Chairman and Co-Founder of Amherst and holds a minority interest in Amherst.  The board determined that these arrangements would not impair the independence or judgment of Mr. Aspatore, based on consideration of all relevant facts and circumstances.  The Board considered that Mr. Aspatore did not receive direct compensation from Methode in excess of $100,000 in any 12-month period in the last three years, that the one-time payment to Amherst was less than $100,000, and that Mr. Aspatore and Amherst are no longer providing consulting services to Methode.

In addition, our board of directors has determined that each current member of our Audit Committee, our Compensation Committee, our Nominating and Governance Committee and our Technology Committee satisfies the independence requirements of the applicable standards, if any, of the SEC and the New York Stock Exchange.

Board Committees

The following chart sets forth the committees of our board:

Committee	Members	Principal Functions	Number of Meetings in Fiscal 2010
Audit	Lawrence B. Skatoff (Chair) Walter J. Aspatore Isabelle C. Goossen Paul G. Shelton

•

Oversees accounting and financial reporting and audits of financial statements.

•

Monitors performance of internal audit function and our system of internal control.

•

Monitors performance, qualifications and independence of our independent registered public accounting firm and makes decisions regarding retention, termination and compensation of the independent registered public accounting firm and approves services provided by the independent registered public accounting firm.

•

Monitors compliance with legal and regulatory requirements, including our Code of Business Conduct.

•

Reviews our press releases and certain SEC filings.

•

Reviews related party transactions and potential conflict of interest situations.

			8

Compensation	Paul G. Shelton (Chair) Warren L. Batts Darren M. Dawson Isabelle C. Goossen Christopher J. Hornung	• Oversees our compensation policies and plans. • Approves goals and incentives for the compensation of our Chief Executive Officer and, with the advice of management, other officers and managers. • Approves grants under our stock and bonus plans.	8

Committee	Members	Principal Functions	Number of Meetings in Fiscal 2010
Nominating and Governance	Christopher J. Hornung (Chair) Warren L. Batts J. Edward Colgate Lawrence B. Skatoff	• Selects director candidates for election to our board at the annual meeting or to fill vacancies. • Recommends board committee assignments. • Recommends compensation and benefits for directors. • Reviews our Corporate Governance Guidelines. • Conducts an annual assessment of board performance. • Annually reviews succession planning for our Chief Executive Officer.	4

Technology	Darren M. Dawson (Chair) Walter J. Aspatore J. Edward Colgate Isabelle C. Goossen Christopher J. Hornung	• Reviews with management our technology assets and future needs. • Reviews technology research and development activities and possible acquisitions of technology.	4

If applicable, our Audit Committee reviews related party transactions and potential conflict of interest situations in accordance with the Audit Committee Charter and our Code of Business Conduct.  We do not have a separate written policy regarding related party transactions and potential conflict of interest situations.  Our Code of Business Conduct states that conflicts of interest are prohibited, except as approved by our Board of Directors.  In reviewing any such transaction, our Audit Committee and Board of Directors would consider Methode’s rationale for entering into the transaction, alternatives to the transaction, whether the transaction is on terms at least as fair to Methode as would be the case were the transaction entered into with a third party and other relevant factors.

During the 2010 fiscal year, our board of directors held 13 meetings and no director attended less than 75% of the aggregate of the total number of meetings of our board and the total number of meetings held by the respective committees on which he or she served.  Under our Corporate Governance Guidelines, our directors are expected to attend board and shareholder meetings and meetings of committees on which they serve.  Our directors are expected to meet as frequently as necessary to properly discharge their responsibilities.

Our independent directors hold regularly scheduled executive sessions at which only independent directors are present.  Pursuant to our Corporate Governance Guidelines, our Chairman of the Board is the Presiding Director of such sessions.

Our Audit, Compensation, Nominating and Governance and Technology Committees operate pursuant to charters adopted by the board, which are available on our website at www.methode.com or in print upon any shareholder’s request.  Our Corporate Governance Guidelines are also available on our website at www.methode.com or in print upon any shareholder’s request.

Board Leadership Structure, Risk Oversight and Compensation Policy Risks

The Board of Directors has determined that having an independent director serve as Chairman of the Board is in the best interests of our shareholders at this time.  This structure ensures a greater role for the independent directors in the oversight of the Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the Board.

Our Board of Directors takes an active role, both as a whole and at the Committee level, in overseeing management of the Company’s risks.  Our Board regularly reviews information regarding Methode’s market and competition risks, as well as risks associated with Methode’s operations, employees and political risks encountered by Methode throughout the globe.  In addition, the entire Board of Directors is regularly informed about those risks monitored by the various committees, as more fully described below and in each committee’s charter, through committee reports about such risks. The Board also receives regular reports directly from officers responsible for the oversight of particular risks within the Company.

We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company.  The Compensation Committee actively monitors the mix and design of the elements of executive compensation and believes that our compensation programs do not encourage management to assume excessive risks.

Nominating Process of the Nominating and Governance Committee

Our Nominating and Governance Committee is responsible for identifying and recommending to our board of directors individuals qualified to become directors consistent with criteria approved by our board.  In considering potential candidates for our board, including with respect to nominations for re-election of incumbent directors, the Committee considers the potential candidate’s integrity and business ethics; strength of character, judgment and experience consistent with our needs; specific areas of expertise and leadership roles; and the ability to bring diversity to our board.  While the Committee charter and our Corporate Governance Guidelines do not prescribe diversity standards, the Committee considers diversity in the context of the Board as a whole, including whether the potential candidate brings complementary skills and viewpoints.  The Committee also considers the ability of the individual to allocate the time necessary to carry out the tasks of board membership, including membership on appropriate committees.

The Committee identifies potential nominees by asking current directors and others to notify the Committee if they become aware of persons, meeting the criteria described above, who may be available to serve on our board.  The Committee has sole authority to retain and terminate any search firm used to identify director candidates and has sole authority to approve the search firm’s fees and other retention terms.  Historically, the Committee has not engaged third parties to assist in identifying and evaluating potential nominees, but would do so in those situations where particular qualifications are required to fill a vacancy and our board’s contacts are not sufficient to identify an appropriate candidate.

The Committee will consider suggestions from our shareholders.  Any recommendations received from shareholders will be evaluated in the same manner that potential nominees suggested by board members are evaluated.  Upon receiving a shareholder recommendation, the Committee will initially determine the need for additional or replacement board members and evaluate the candidate based on the information the Committee receives with the shareholder recommendation or may otherwise acquire, and may, in its discretion, consult with the other members of our board.  If the Committee determines that a more comprehensive evaluation is warranted, the Committee may obtain additional information about the director candidate’s background and experience, including by means of interviews with the candidate.

Our shareholders may recommend candidates at any time, but the Committee requires recommendations for election at an annual meeting of shareholders to be submitted to the Committee no later than 120 days before the first anniversary of the date of the proxy statement in connection with the previous year’s annual meeting.  The Committee believes this deadline is appropriate and in the best interests of Methode and our shareholders because it ensures that the Committee has sufficient time to properly evaluate all proposed candidates.  Therefore, to submit a candidate for consideration for nomination at the 2011 annual meeting of shareholders, a shareholder must submit the recommendation, in writing, by April 7, 2011.  The written notice must include:

•

the name, age, business address and residential address of each proposed nominee and the principal occupation or employment of each nominee;

•

the number of shares of our common stock that each nominee beneficially owns;

•

a statement that each nominee is willing to be nominated; and

•

any other information concerning each nominee that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of those nominees.

Recommendations must be sent to the Nominating and Governance Committee, Methode Electronics, Inc., 7401 West Wilson Avenue, Chicago, Illinois 60706.

Communications with Directors

Our annual meeting of shareholders provides an opportunity each year for shareholders to ask questions of, or otherwise communicate directly with, members of our board of directors on appropriate matters.  All of our directors attended the 2009 annual meeting.  We anticipate that all of our directors will attend the 2010 annual meeting.

In addition, interested parties may, at any time, communicate in writing with any particular director, or independent directors as a group, by sending such written communication to the Corporate Secretary of Methode Electronics, Inc. at 7401 West Wilson Avenue, Chicago, Illinois 60706.  Copies of written communications received at such address will be provided to the relevant director or the independent directors as a group unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s).  Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to us or our business or communications that relate to other improper or irrelevant topics.

Codes of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct that applies to our directors, principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions, as well as other employees.  The code is available on our website at www.methode.com or in print upon any shareholder’s request.

If we make any substantive amendments to the Code of Business Conduct or grant any waiver, including any implicit waiver, from a provision of the Code of Business Conduct to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, we will disclose the nature of such amendment or waiver on our website or in a report on Form 8-K in accordance with applicable rules and regulations.

DIRECTOR COMPENSATION

We use a combination of cash and common stock to compensate our non-employee directors.  Directors who are also our full-time employees are not paid for their services as directors or for attendance at meetings.

For the fiscal year ended May 1, 2010, non-employee directors received an annual cash retainer of $35,000 and an attendance fee of $1,000 for all committee meetings and for each board meeting other than the regularly scheduled quarterly meetings.  Our Chairman of the Board and the Chairman of each of our board committees received supplemental annual retainers in the following amounts: Chairman of the Board, $25,000; Chairman of the Audit Committee and the Compensation Committee, $20,000; and Chairman of the Nominating and Governance Committee and Technology Committee, $10,000.  In addition, members of our Audit Committee received an additional annual retainer of $10,000.  Pursuant to our Deferred Compensation Plan, our directors may elect to defer up to 100% of their retainers and attendance fees per year.  Additional information regarding the Deferred Compensation Plan is described under “Executive Compensation Tables — Nonqualified Deferred Compensation,” below.

The following table sets forth certain information regarding compensation to our non-employee directors during the fiscal year ended May 1, 2010.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1) (2)	All Other Compensation ($) (3)	Total ($)
Walter J. Aspatore	64,000.00	19,380.00	0.00	83,380.00
Warren L. Batts	77,000.00	19,380.00	70.00	96,450.00
J. Edward Colgate	55,000.00	19,380.00	70.00	74,450.00
Darren M. Dawson	57,000.00	19,380.00	70.00	76,450.00
Isabelle C. Goossen	70,000.00	19,380.00	70.00	89,450.00
Christopher J. Hornung	67,000.00	19,380.00	70.00	86,450.00
Paul G. Shelton	86,000.00	19,380.00	70.00	105,450.00
Lawrence B. Skatoff	74,000.00	19,380.00	70.00	93,450.00

(1)

Reflects the fair value at the date of grant.  The value is calculated in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718 (“ASC 718”).  Details of the assumptions used in valuing these awards are set forth in Note 5 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended May 1, 2010.

(2)

As of May 1, 2010, Mr. Batts held a vested stock option with respect to 10,000 shares of common stock. During fiscal 2010, each non-employee director was granted a stock award for 3,000 shares of common stock.  The grant date fair value of each of these equity awards as computed in accordance with ASC 718 is $19,380.00.

(3)	Amounts reflect dividends paid with respect to outstanding restricted stock awards.

SECURITY OWNERSHIP

Five Percent Shareholders

The following table sets forth information regarding all persons known to be the beneficial owners of more than 5% of Methode’s common stock as of July 16, 2010 (except as set forth in the relevant footnotes).

Name and Address of Beneficial Owner	Title of Class	Number of Shares and Nature of Beneficial Ownership (1)	Percent of Class
Royce & Associates, LLC (2) 745 Fifth Avenue New York, New York 10151	Common Stock	3,292,120	8.8%
BlackRock, Inc. (3) 40 East 52nd Street New York, New York 10022	Common Stock	2,995,814	8.0%
Dimensional Fund Advisors LP (4) Palisades West, Building One 6300 Bee Cave Road Austin, Texas 78746	Common Stock	2,799,142	7.5%

(1)

Beneficial ownership arises from sole voting and sole investment power of all shares reported unless otherwise indicated by footnote.

(2)

Based solely on an amendment to Schedule 13G filed by Royce & Associates, LLC with the SEC on January 26, 2010.

(3)

Based solely on a Schedule 13G filed by BlackRock, Inc. with the SEC on January 29, 2010.

(4)

Based solely on an amendment to Schedule 13G filed by Dimensional Fund Advisors LP with the SEC on February 8, 2010.  Includes 2,743,849 shares held with sole voting power.

Directors and Executive Officers

The following table sets forth information regarding our common stock beneficially owned as of July 16, 2010 by (i) each director and nominee, (ii) each of the named executive officers, and (iii) all current directors and executive officers as a group.

Name of Beneficial Owner	Title of Class	Number of Shares and Nature of Beneficial Ownership (1)	Percent of Class
Walter J. Aspatore	Common Stock	15,000	*
Warren L. Batts	Common Stock	62,000 (2)	*
J. Edward Colgate	Common Stock	19,070	*
Darren M. Dawson	Common Stock	23,200	*
Donald W. Duda	Common Stock	455,733 (3)	1.2%
Stephen F. Gates	Common Stock	1,000	*
Isabelle C. Goossen	Common Stock	23,000	*
Christopher J. Hornung	Common Stock	113,850	*
Paul G. Shelton	Common Stock	32,850	*
Lawrence B. Skatoff	Common Stock	21,850 (4)	*
Timothy R. Glandon	Common Stock	33,341 (5)	*
Douglas A. Koman	Common Stock	217,787 (6)	*
Thomas D. Reynolds	Common Stock	155,184 (7)	*
Joseph E. Khoury	Common Stock	25,627 (8)	*
All current directors and executive officers as a group (16 individuals)	Common Stock	1,281,946 (9)	3.4%

_________________________

*

Percentage represents less than 1% of the total shares of common stock outstanding as of July 16, 2010.

(1)

Beneficial ownership arises from sole voting and investment power unless otherwise indicated by footnote.

(2)

Includes options to purchase 10,000 shares of common stock exercisable within 60 days.

(3)

Includes options to purchase 179,747 shares of common stock exercisable within 60 days and 25,986 shares of common stock held in our 401(k) Plan.  Excludes 225,000 shares of vested restricted stock units for which common stock will be delivered to Mr. Duda in the event of termination from the Company under any circumstances.

(4)

Voting and investment power with respect to these shares is shared.

(5)

Includes options to purchase 12,500 shares of common stock exercisable within 60 days and 17,641 shares of common stock held in our 401(k) Plan.

(6)

Includes options to purchase 145,000 shares of common stock exercisable within 60 days, 22,778 shares of common stock held in our 401(k) Plan and 50,009 shares for which voting and investment power is shared.

(7)

Includes options to purchase 88,667 shares of common stock exercisable within 60 days and 22,806 shares of common stock held in our 401(k) Plan.

(8)

Includes options to purchase 22,027 shares of common stock exercisable within 60 days and 3,600 shares for which voting and investment power is shared.

(9)

Includes options to purchase 475,608 shares of common stock exercisable within 60 days, and 96,319 shares of common stock held in our 401(k) Plan.

PROPOSAL ONE:  ELECTION OF DIRECTORS

A board of ten directors will be elected at the annual meeting.  Our board of directors will be expanded to ten immediately prior to the annual meeting.  Each director will hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified.  All of the nominees listed below, other than Mr. Gates, currently serve as directors.  A former Methode director recommended Mr. Gates to the Nominating and Governance Committee.  All of the nominees were recommended unanimously to our board of directors by our Nominating and Governance Committee and were nominated by our board of directors.  The shares represented by the proxies given pursuant to this solicitation will be voted for the following nominees unless votes are properly voted against such nominees.  If any of these nominees is not a candidate for election at the annual meeting, an event which our board of directors does not anticipate, the proxies will be voted for a substitute nominee recommended to our board of directors by our Nominating and Governance Committee and nominated by our board of directors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOLLOWING NOMINEES.

Walter J. Aspatore

Chairman and Co-Founder,

Amherst Partners, LLC

Director since 2008

Age 67

Mr. Aspatore has served as Chairman and Co-Founder of Amherst Partners, LLC, a business consulting firm, since 1994.  Prior to co-founding Amherst Partners, Mr. Aspatore served in various officer positions at diversified manufacturing and technology businesses, including Cross and Trecker Corporation, the Warner and Swasey Company, Bendix Corporation and TRW Corporation. He also served as Vice Chairman and President of Onset BIDCO, a venture capital and subordinated debt fund, from 1992 to 1994.  Mr. Aspatore also serves as a director of Mackinac Financial Corporation, a bank holding company.  Mr. Aspatore’s consulting experience and service at various consulting, manufacturing and technology businesses has resulted in continued contributions to the board.

Warren L. Batts

Retired Chairman and Chief Executive Officer,

Tupperware Corporation

Director since 2001

Age 77

Mr. Batts is the retired Chairman and Chief Executive Officer of Tupperware Corporation, a diversified consumer products company.  In 1997, Mr. Batts retired as Chairman of Premark International, Inc., a diversified consumer products company, where he also served as Chief Executive Officer from 1986 until 1996.  Mr. Batts has taught as an Adjunct Professor of Strategic Management at the University of Chicago Graduate School of Business since 1998.  Mr. Batts has also served as a director and the Chairman of Chicago Children’s Memorial Medical Center; a life trustee for the Art Institute of Chicago; a director and the Chairman of the National Association of Manufacturers; and a director of the National Association of Corporate Directors.  Mr. Batts has used his corporate governance expertise, significant leadership experience and vast business knowledge to make contributions while on the board.

Dr. J. Edward Colgate

Pentair-Nugent  Professor,

Department of Mechanical Engineering,

Northwestern University

Director since 2004

Age 47

Dr. Colgate is currently a Professor in the Department of Mechanical Engineering and the  Director of the Segal Design Institute at Northwestern University, where he has served in various professor positions since 1988.  Dr. Colgate is currently the holder of the Pentair-Nugent Teaching Professorship.  From June 1999 until September 2000, Dr. Colgate took a sabbatical leave from Northwestern University to serve as a founder and the President of Cobotics, Inc., which is now part of Stanley Assembly Technologies, a supplier of human interface technologies for the industrial marketplace.  His research interests include human-machine systems, especially cobotics and haptic interface.  Dr. Colgate’s academic and technical background has provided the basis for continued contributions to the board’s operations and deliberations.

Dr. Darren M. Dawson

McQueen Quattlebaum Professor,

Holcombe Department of Electrical and Computer Engineering,

Clemson University

Director since 2004

Age 47

Dr. Dawson currently serves as a Professor in the Electrical and Computer Engineering Department at Clemson University, where he has held various professor positions since 1990.  Dr. Dawson leads the Robotics and Mechatronics Laboratory, which is jointly operated by the Electrical and Mechanical Departments.  His research interests include nonlinear control techniques for mechatronic systems, robotic manipulator systems and vision-based systems.  Dr. Dawson’s work has been recognized by several awards, including the Clemson University Centennial Professorship in 2000.  Dr. Dawson’s academic and technical background has provided the basis for continued contributions to the board’s operations and deliberations.

Donald W. Duda

Chief Executive Officer and President,

Methode Electronics, Inc.

Director since 2001

Age 55

Mr. Duda has served as our Chief Executive Officer since May 2004 and our President since 2001.  Mr. Duda joined us in 2000 and served as our Vice President - Interconnect Products Group.  Prior to joining Methode, Mr. Duda held several positions with Amphenol Corporation, a manufacturer of electronic connectors, most recently as General Manager of its Fiber Optic Products Division from 1988 through 1998.  Mr. Duda continues to use his executive background and unique understanding of Methode to contribute to the board.

Stephen F. Gates

Senior Counsel

Mayer Brown LLP

Nominee for Director

Age 64

Mr. Gates has served as Senior Counsel at Mayer Brown LLP, a global law firm, since 2008.  From 2003 through 2007, Mr. Gates served as Senior Vice President and General Counsel of ConocoPhillips, a large energy company and refiner.  From 2002 through 2003, Mr. Gates was a Partner at Mayer Brown LLP, and from 2000 through 2002, Mr. Gates served as Senior Vice President and General Counsel of FMC Corporation, a diversified chemicals company.  The board believes Mr. Gates’ legal background will lead to contributions to the board.

Isabelle C. Goossen

Vice President for Finance and Administration,

Chicago Symphony Orchestra Association

Director since 2004

Age 58

Ms. Goossen has served as the Vice President for Finance and Administration for the Chicago Symphony Orchestra Association since 2001.  From 1986 through 1999, Ms. Goossen held several management positions with Premark International, Inc., a diversified consumer products company, most recently as Vice President and Treasurer from 1996 through 1999.  Ms. Goossen has used her financial and management background to make continued contributions to the board.

Christopher J. Hornung

Chief Executive Officer

Next Testing, Inc.

Director since 2004

Age 58

Mr. Hornung has served as Chief Executive Officer of Next Testing, Inc. since January 2007.  Next Testing provides comprehensive, sport-specific athletic testing programs.  From February 2004 through December 2006, Mr. Hornung served as President of the Pacific Cycle Division of Dorel Industries, Inc., a global consumer products company.  Prior to the acquisition of Pacific Cycle by Dorel Industries Inc., Mr. Hornung served as the Chairman and Chief Executive Officer of Pacific Cycle.  Mr. Hornung’s executive and entrepreneurial experience as well as his expertise regarding international sourcing and distribution has resulted in continued contributions to the board.

Paul G. Shelton

Retired Vice President and Chief Financial Officer,

FleetPride, Inc.

Director since 2004

Age 60

Mr. Shelton retired in 2003 as Vice President and Chief Financial Officer of FleetPride Inc., an independent heavy-duty truck parts distributor.  From 1981 through 2001, Mr. Shelton served in various management positions at AMCOL International Corporation, a supplier of specialty minerals and chemicals, most recently as Senior Vice President from 1994 through 2001 and Chief Financial Officer from 1984 through 2001.  Mr. Shelton serves on four private company boards and was a former member of the board of directors of AMCOL International Corporation.  Mr. Shelton has used his executive and board experience to contribute to the operations and deliberations of the board.

Lawrence B. Skatoff

Retired Executive Vice President and Chief Financial Officer,

BorgWarner Inc.

Director since 2004

Age 70

Mr. Skatoff retired in 2001 as Executive Vice President and Chief Financial Officer of BorgWarner Inc., a manufacturer of highly engineered systems and components for the automotive industry.  Prior to joining BorgWarner Inc., Mr. Skatoff was Senior Vice President and Chief Financial Officer of Premark International, Inc., a diversified consumer products company, from 1991 through 1999. Before joining Premark, Mr. Skatoff was Vice President-Finance of Monsanto Company, a worldwide manufacturer of chemicals and pharmaceuticals.  Mr. Skatoff’s executive experience and financial background has led to continued contributions to the board.

PROPOSAL 2:  RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our board of directors has selected Ernst & Young to serve as our independent registered public accounting firm for the fiscal year ending April 30, 2011, subject to ratification of the selection by our shareholders.  Ernst & Young has served as our independent registered public accounting firm for many years and is considered to be well qualified.  We entered into an engagement agreement with Ernst & Young for its fiscal 2010 services, which, among other things, contains contractual provisions that subject us to alternative dispute resolution procedures and exclude punitive damages from any monetary award.  It is anticipated that the services performed by Ernst & Young for fiscal 2011 will be subject to a similar engagement agreement.

Representatives of Ernst & Young will be present at the annual meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

If our shareholders do not ratify the selection of Ernst & Young, our Audit Committee will reconsider the selection.  Even if the selection is ratified, our Audit Committee may select a different independent registered public accounting firm at any time during the year if it determines that a change would be in the best interests of Methode and our shareholders.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF OUR AUDIT COMMITTEE’S SELECTION OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL THREE:  APPROVAL OF THE

METHODE ELECTRONICS, INC. 2010 CASH INCENTIVE PLAN

On June 24, 2010, our board of directors, on the recommendation of our Compensation Committee and subject to shareholder approval, adopted the Methode Electronics, Inc. 2010 Cash Incentive Plan (the “2010 Cash Plan”) to provide incentives for senior management to improve company performance and increase value for shareholders.

The 2010 Cash Plan is designed to provide “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986 (the “Code”), as amended.  Section 162(m), as clarified by guidance from the Internal Revenue Service, generally denies corporate tax deductions for annual compensation exceeding $1 million paid to certain employees, generally the chief executive officer and the three other most highly compensated executive officers of a public company, but excluding the chief financial officer.  Certain types of compensation, including performance-based compensation, are excluded from this deduction limit.  In order for compensation to qualify as “performance-based,” the compensation may be paid only when the officers reach performance goals that include certain performance criteria approved by our shareholders, among other requirements.  By approving the 2010 Cash Plan, you will be approving the performance criteria, eligibility requirements and annual incentive award limits under the 2010 Cash Plan, among other things.  Upon shareholder approval, we believe that qualified awards payable pursuant to the 2010 Cash Plan will be deductible for federal income tax purposes under most circumstances, but there can be no assurance in this regard.

Summary of the 2010 Cash Plan

The principal features of the 2010 Cash Plan are summarized below.  This summary does not contain all information about the 2010 Cash Plan.  A copy of the complete text of the 2010 Cash Plan is included in Appendix A to this proxy statement, and the following description is qualified in its entirety by reference to the text of the 2010 Cash Plan.

Administration.  Our Compensation Committee is responsible for administering the 2010 Cash Plan.  Each current member of our Compensation Committee is an “outside director” for purposes of Section 162(m).  Our Compensation Committee has full and exclusive discretionary power to interpret the terms of the 2010 Cash Plan, to determine eligibility for awards, and to adopt rules, forms and guidelines.

Eligibility.  Our Compensation Committee may grant awards under the 2010 Cash Plan to present and future officers and other key employees of Methode or any subsidiary.

Terms of the Awards.  Our Compensation Committee will determine the amounts and terms of each award, including the performance criteria, performance goals and performance period.  Our Compensation Committee currently anticipates awarding annual performance-based bonuses pursuant to the 2010 Cash Plan, commencing with the fiscal 2012 annual bonus awards.  For information regarding our historical annual bonus awards please see the “Compensation Discussion and Analysis” section in this proxy statement.  For the fiscal 2011 equity awards, the Compensation Committee intends to grant our executive officers awards composed of performance-based restricted stock (RSAs) to vest based on performance as of the end of fiscal 2015.  In connection with the performance-based RSAs, the Compensation Committee intends to make RSA tandem cash bonus awards for above target performance to the executive officers under the 2010 Cash Plan following shareholder approval of this plan at the annual meeting.  Additional information regarding the proposed fiscal 2011 equity awards is included below under “Proposal Four: Approval of the Methode Electronics, Inc. 2010 Stock Plan.”  Additional information regarding the proposed RSA tandem cash bonus awards is included below under the heading “New Plan Benefits.”

All awards under the 2010 Cash Plan will be payable in cash and may be paid following the close of the performance period or receipt of the awards may be deferred by the employee, subject to certain deferral rules.  Our Compensation Committee may establish different levels of payment under an award to correspond with different levels of achievement of performance goals specified in the award.  No payment will be made unless and until our Compensation Committee has certified in writing that the applicable performance objectives have been attained. For awards other than RSA tandem cash bonuses, the maximum aggregate award that an employee may receive in any one calendar year may not exceed two times the employee’s annual salary (as listed on the Summary Compensation Table in our annual proxy statement).  For RSA tandem cash bonuses, the value of the award may not exceed 50% of the aggregate fair market value as of the vesting date of the tandem restricted stock award.  Both an RSA tandem cash bonus award and a cash award subject to the dollar limitation listed above may be made in the same calendar year.  If an award to an officer fails to meet the requirements under Section 162(m), payment will be delayed until the amount is deductible or upon the officer’s termination of employment, whichever occurs first.

Acceleration of Payment.  Generally, if an employee’s employment with us is terminated due to retirement (after the employee’s 65th birthday, or 55th birthday with our consent), death or disability, the payment of outstanding awards under the 2010 Cash Plan will accelerate.  In addition, unless otherwise determined by the Compensation Committee, in the event of a “change of control” (as defined in the 2010 Cash Plan), the payment of outstanding awards will accelerate.  In such case, payment will be made on a pro rata basis based on performance to date.

Performance Criteria.  Our Compensation Committee will base awards under the 2010 Cash Plan upon an employee attaining performance goals related to one or more performance criteria selected by our Compensation Committee from among the following measures, individually or in combination:

(a)

meeting specific targets for or growth in any of the following: stock price; net sales (dollars or volume); cash flow; operating income; net income; earnings per share; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization (EBITDA); or enterprise value (internal and external);

(b)

return on any of the following: net sales; assets or net assets; or invested capital;

(c)

management of any of the following: working capital; expenses; cash flow; debt or debt service; or leverage;

(d)

meeting specific targets for or growth in any of the following: productivity; specified product lines; market share; product development; customer service or satisfaction; employee satisfaction; strategic innovation; or acquisitions; or

(e)

specific personal performance improvement objectives relative to any of the following: formal education; executive training; leadership training; or succession planning.

Amendment and Termination.  Our board of directors may amend the 2010 Cash Plan at any time, but may not impair the rights of participants with respect to any outstanding awards without the consent of the participants.  Our board of directors will seek shareholder approval of an amendment to the 2010 Cash Plan if such approval is required under Section 162(m) of the Code.  Our board of directors may terminate the 2010 Cash Plan at any time.  The 2010 Cash Plan will automatically terminate five years after it is adopted by our board of directors.

Clawbacks.  The Compensation Committee may, in its sole discretion, specify in the applicable agreement evidencing an award that any realized gain with respect to options or stock appreciation rights and any realized value with respect to other awards shall be subject to forfeiture or clawback, in the event of (i) a participant’s breach of any non-competition, non-solicitation, confidentiality or other restrictive covenants with respect to Methode or any of its affiliates or (ii) a financial restatement that reduces the amount of bonus or incentive compensation previously awarded to a participant that would have been earned had results been properly reported.

Funding.  In general, Methode is not required to establish trusts or purchase or segregate assets in a manner that would provide the participants with any rights that are greater than those of a general creditor of Methode.  In the event of a “change of control,” however, Methode may establish a “Rabbi Trust” for purposes of securing payment.

New Plan Benefits.  Our Compensation Committee will grant awards under the 2010 Cash Plan in its discretion.  Our Compensation Committee currently anticipates awarding annual performance-based bonuses pursuant to the 2010 Cash Plan.  The participants and other terms of future annual bonus awards cannot be determined at this time.  Information regarding fiscal 2010 practices with respect to annual performance-based bonuses is presented in the “Compensation Discussion and Analysis – Elements of Compensation – Performance-Based Bonuses” section of this proxy statement.

For the fiscal 2011 equity awards, the Compensation Committee intends to grant our executive officers awards composed of performance-based restricted stock (RSAs) to vest based on performance as of the end of fiscal 2015.  In connection with the performance-based RSAs, the Compensation Committee intends to make RSA tandem cash bonus awards for above target performance to the executive officers under the 2010 Cash Plan following shareholder approval of this plan at the annual meeting.  Additional information regarding the proposed fiscal 2011 equity awards is included below under “Proposal Four: Approval of the Methode Electronics, Inc. 2010 Stock Plan.”

The proposed RSA tandem cash bonus awards are cash incentive awards that will become payable if performance under the related RSAs exceeds target performance.  The performance measure for both the RSAs and the RSA tandem cash bonus awards is company enterprise value as of the end of fiscal 2015.  If the performance measure is achieved, the amount payable under the RSA tandem cash bonus will equal the product of the closing price of our common stock as of May 1, 2015, and 40% of the number of shares awarded to such executive officer under the fiscal 2011 RSAs.

Set forth below is an outline of the amounts payable under the proposed RSA tandem cash stock awards upon the Company achieving the required enterprise value as of the end of fiscal 2015.  These awards are expected to be awarded to management under the 2010 Cash Plan following shareholder approval of this plan at the annual meeting.  This table reflects the proposed terms and conditions of these awards at this time and these terms and conditions are subject to change at the discretion of the Compensation Committee, including the size of the award, the restrictions and the vesting schedule.  Following the annual meeting, Methode intends to file a Form 8-K to report the grant of the fiscal 2011 awards and the material terms and conditions of the final awards.  In calculating the amounts set forth below for the RSA tandem cash bonus awards, we used the closing price of our common stock on July 16, 2010 ($10.00).  The actual amounts to be paid, if any, will depend on the closing price of our common stock as of May 1, 2015.

New Plan Benefits

Methode Electronics, Inc. 2010 Cash Incentive Plan

Name and position	Dollar Value ($) RSA Tandem Cash Bonus

Donald W. Duda President and Chief Executive Officer	800,000
Douglas A. Koman Chief Financial Officer, Vice President, Corporate Finance	320,000
Timothy R. Glandon Vice President and General Manager, North American Automotive	240,000
Joseph E. Khoury Vice President, Europe	240,000
Thomas D. Reynolds Chief Operating Officer	400,000
Total -- Executive Group (7 people)	2,400,000
Total -- Non-Executive Officer Employee Group (1 person)	160,000

Federal Income Tax Consequences

Amounts paid pursuant to the 2010 Cash Plan are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code.  Upon receipt of cash awards under the 2010 Cash Plan, the recipient will have taxable ordinary income for federal income tax purposes, in the year of receipt, equal to the amount of cash received.  Unless limited by Section 162(m), we will be entitled to a tax deduction in the amount and at the time the recipient recognizes compensation income.  This discussion of the tax consequences of awards under the 2010 Cash Plan does not purport to be complete in that it discusses only federal income tax consequences and it does not discuss tax consequences that may arise in special circumstances, such as death of an award recipient.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE METHODE ELECTRONICS, INC. 2010 CASH INCENTIVE PLAN.

PROPOSAL FOUR:  APPROVAL OF THE

METHODE ELECTRONICS, INC. 2010 STOCK PLAN

On June 24, 2010 our board of directors, on the recommendation of our Compensation Committee and subject to shareholder approval, adopted the Methode Electronics, Inc. 2010 Stock Plan (the “2010 Stock Plan”).  Our board is asking you to approve the 2010 Stock Plan because it advances our interests by providing our eligible directors and employees with the opportunity to acquire shares of our common stock.  By encouraging stock ownership, we seek to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentives to our directors and employees to promote the success of our business.

The 2010 Stock Plan is designed to allow for “performance-based compensation” under Section 162(m) of the  Code.  Examples of performance-based compensation under the 2010 Stock Plan include awards for which the grant or vesting is subject to performance criteria.   Under Section 162(m), in order for compensation to be “performance-based,” the compensation may be paid only when officers reach performance goals that include performance criteria approved by our shareholders, among other requirements.  By approving the 2010 Stock Plan, you will be approving the performance criteria, eligibility requirements and annual incentive award limits under the 2010 Stock Plan, among other things.  Upon shareholder approval, we believe that qualified awards payable pursuant to the 2010 Stock Plan will be deductible for federal income tax purposes under most circumstances, but there can be no assurance in this regard.

We currently grant equity incentive awards in the form of stock options, restricted stock and restricted stock units under the Methode Electronics, Inc. 2007 Stock Plan.  As of May 1, 2010, awards with respect to 595,500 shares of our common stock were subject to issuance pursuant to outstanding awards under the 2007 Stock Plan.  As of such date, 473,181 shares were available for future issuance.  Upon the adoption of the 2010 Stock Plan by our shareholders, our board of directors resolved that going forward, the 2007 Plan will only be used for equity awards to our independent directors and non-executive employees.

Summary of the 2010 Stock Plan

The principal features of the 2010 Stock Plan are summarized below.  This summary does not contain all information about the 2010 Stock Plan. A copy of the complete text of the 2010 Stock Plan is included in Appendix B to this proxy statement, and the following description is qualified in its entirety by reference to the text of the 2010 Stock Plan.

Type of Awards.  The 2010 Stock Plan provides for the granting of awards of nonqualified stock options (“NSOs”), incentive stock options (“ISOs”), restricted stock, restricted stock units, stock appreciation rights (“SARs”), and performance share units (“Performance Share Units”), any of which may be performance-based awards.

Administration.  Our Compensation Committee will administer the 2010 Stock Plan.  All determinations of our Compensation Committee are final and binding on all participants.  Our Compensation Committee has discretionary authority to interpret the terms of the 2010 Stock Plan, to determine eligibility for and grant awards, and to adopt rules, forms and guidelines, among other matters.

Participants.  Present and future directors, officers and key employees of Methode or any subsidiary are eligible to participate in the 2010 Stock Plan.  Our Compensation Committee from time to time will select participants.

Number of Shares of Common Stock Available.  The 2010 Stock Plan permits a total of 2,000,000 shares of our common stock to be awarded to participants.  Shares issued under the 2010 Stock Plan may be either authorized but unissued shares or treasury shares.  If any award terminates, expires, is cancelled or forfeited as to any number of shares of common stock, new awards may be awarded with respect to such shares.  The total number of shares of common stock with respect to which awards may be granted to any participant in any calendar year shall not exceed 340,000 shares.

Nonqualified Stock Options.  The 2010 Stock Plan provides for the granting of NSOs to any of our directors, officers or key employees.  Our Compensation Committee has the authority to determine the terms and conditions of each grant, including the number of shares subject to each NSO, the option period and the option exercise price.  The NSO exercise price may not be less than 100% of the fair market value of our common stock on the date of grant.

Unless our Compensation Committee otherwise determines, the option period for NSOs granted pursuant to the 2010 Stock Plan will expire upon forfeiture or the earliest of:  (1) ten years after the date of grant; (2) three months after termination of employment for any reason other than cause, death, or total and permanent disability; (3) three months after a nonemployee director’s termination as a member of the board of directors for any reason other than cause, death, or total and permanent disability; (4) immediately upon termination of employment or service on the board of directors for cause; (5) 12 months after termination of employment on account of death or total and permanent disability; or (6) such other date or event as specified by our Compensation Committee when the NSO is granted.  These periods shall be tolled during any period for which our employees are prohibited from engaging in transactions in our stock.

Incentive Stock Options.  The 2010 Stock Plan provides for the granting of ISOs to any of our employees.  Our Compensation Committee has the authority to determine the terms and conditions of each ISO grant, including without limitation, the number of shares subject to each ISO and the option period.  The ISO exercise price is also determined by our Compensation Committee and may not be less than the fair market value of our common stock on the date of grant and not less than 110% of the fair market value if the participant was the holder of more than 10% of our outstanding voting securities on the date of the grant.

Unless our Compensation Committee otherwise determines, the option period for ISOs granted under the 2010 Stock Plan will expire upon forfeiture or the earliest of:  (1) ten years after the date of grant (five years in the case of a holder of more than 10% of our outstanding voting securities); (2) three months after termination of employment for any reason other than cause, death or total and permanent disability; (3) immediately upon termination of employment for cause; (4) 12 months after death or total and permanent disability; or (5) such other date or event as specified by our Compensation Committee when the ISO is granted.  These periods shall be tolled during any period for which our employees are prohibited from engaging in transactions in our stock.

Restricted Stock and Restricted Stock Units.  The 2010 Stock Plan permits the granting of awards of shares of restricted stock and restricted stock units to any director, officer or key employee.  Awards of shares of restricted stock and restricted stock units may be issued without payment.  Upon completion of a vesting period, if any, and the fulfillment of any required conditions, restrictions upon the shares of restricted stock or the restricted stock units expire and new certificates representing unrestricted shares of common stock are issued to the participant.  Generally, in the case of shares of restricted stock, the participant will have all of the rights of our shareholders, including the right to vote the shares and the right to receive dividends payable with respect to the shares of restricted stock, unless our Compensation Committee specifies otherwise in the award.  In the case of an award of restricted stock units, no shares of common stock or other property will be issued at the time the award is granted.  Upon the lapse or waiver of restrictions and the restricted period relating to restricted stock units, shares of common stock will be issued to the holder of the restricted stock units.

Stock Appreciation Rights.  The 2010 Stock Plan provides for the granting of SARs to any director, officer or key employee.  An SAR will entitle the participant to surrender any then exercisable portion of the SAR, and in exchange, receive a number of shares of common stock with a fair market value equal to the product of (1) the excess of the fair market value of our common stock on the date of surrender over the fair market value on the grant date, and (2) the number of shares of common stock subject to such SAR.  SARs may be exercisable during a period established by our Compensation Committee.  The Compensation Committee may allow participants to be paid in cash instead of shares of common stock.

Performance Share Units.  The 2010 Stock Plan permits the granting of awards of Performance Share Units to any director or employee.   No shares of common stock or other property will be issued upon the grant of Performance Share Units.  Awards of Performance Share Units shall provide that upon the achievement of specified performance goals, a certain number of shares of common stock shall be issued to the participant.   The Compensation Committee may allow participants to be paid in cash instead of shares of common stock.

Performance-Based Awards.  Our Compensation Committee may grant awards, including restricted stock or restricted stock units, that are subject to the achievement of performance goals as may be determined by our Compensation Committee.  These awards, when they are intended to qualify under Section 162(m) of the Code, are called “Qualified Performance-Based Awards,” and may be granted to certain employees, generally the chief executive officer and three other most highly compensated executive officers, but specifically excluding the chief financial officer.  Our Compensation Committee may grant awards to these officers that are performance-based but are not intended to qualify as Qualified Performance-Based Awards.

For any award that is granted to our chief executive officer or any of our three highest paid executive officers other than the chief financial officer and is intended to comply with the requirements for performance-based awards under Section 162(m), our Compensation Committee will, in writing, (a) designate the eligible officers, (b) select the performance criteria applicable to the performance period, (c) establish the performance goals, and amounts of such awards, as applicable, which may be earned for such performance period, and (d) specify the relationship between performance criteria and the performance goals and the amounts of such awards, as applicable, to be earned by each eligible officer for the performance period.

Following the completion of each performance period, our Compensation Committee will certify in writing whether the applicable performance goals have been achieved for the performance period.  No award or portion of an award that is subject to the satisfaction of any condition will be considered to be earned or vested until our Compensation Committee certifies in writing that the conditions to which the distribution, earning or vesting of the award is subject have been achieved.  During the performance period, our Compensation Committee may not increase the amount of a Qualified Performance-Based Award that would otherwise be payable upon satisfaction of the conditions, but may reduce or eliminate the payments as provided for in the award agreement.

The payment of Qualified Performance-Based Awards under the 2010 Stock Plan will be based upon officers attaining performance goals related to one or more performance criteria selected by our Compensation Committee from among the following measures, individually or in combination:

(a)

meeting specific targets for or growth in any of the following: stock price; net sales (dollars or volume); cash flow; operating income; net income; earnings per share; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization (EBITDA); or enterprise value (internal and external);

(b)

return on any of the following: net sales; assets or net assets; or invested capital;

(c)

management of any of the following: working capital; expenses; cash flow; debt or debt service; or leverage;

(d)

meeting specific targets for or growth in any of the following: productivity; specified product lines; market share; product development; customer service or satisfaction; employee satisfaction; strategic innovation; or acquisitions; or

(e)

specific personal performance improvement objectives relative to any of the following: formal education; executive training; leadership training; or succession planning.

Vesting.  Unless our Compensation Committee establishes a different vesting schedule at the time of grant, awards generally vest 33 1/3% after one year, 66 2/3% after two years and 100% after three years.  A participant may not exercise an option or SAR or transfer shares of restricted stock until the award has vested.  Generally, if a participant’s employment with us is terminated due to retirement (after the participant’s 65th birthday, or 55th birthday with the consent of the company), death or retirement on account of disability, the participant’s awards will become fully vested. Awards to non-employee directors will become fully vested if the individual ceases to be a director for any reason, other than removal for cause.  In addition, in the event of a “change of control,” any award issued to participants will be fully vested, except that awards with vesting subject to performance criteria shall vest on a pro rata basis.  If a participant’s employment with us is terminated for any other reason, any awards that are not yet vested are forfeited.

Adjustments for Change in Capitalization.  The 2010 Stock Plan provides that in the event of a stock dividend, stock split, recapitalization or similar event affecting our capital structure, or a merger, acquisition or similar transaction, our Compensation Committee will make substitutions or adjustments as it deems appropriate and equitable to the share reserve, the share limitations described above, and the purchase price and number of shares subject to outstanding awards.

Cashouts.  In the event of certain extraordinary corporate transactions, our Compensation Committee may make provision for a cash payment or for the substitution or exchange of any or all outstanding awards for the cash, securities or property deliverable to the holder of any or all outstanding awards based upon the distribution or consideration payable to holders of common stock upon or in respect of such event.  However, in each case, with respect to any ISO, no such adjustment may be made that would cause the 2010 Stock Plan to violate Section 422 of the Code (or any successor provision).

Clawbacks.  The Compensation Committee may, in its sole discretion, specify in the applicable agreement evidencing an award that any realized gain with respect to options or SARs and any realized value with respect to other awards shall be subject to forfeiture or clawback, in the event of (i) a participant’s breach of any non-competition, non-solicitation, confidentiality or other restrictive covenants with respect to Methode or any of its affiliates or (ii) a financial restatement that reduces the amount of bonus or incentive compensation previously awarded to a participant that would have been earned had results been properly reported.

Funding.  In general, Methode is not required to establish trusts or purchase or segregate assets in a manner that would provide the participants with any rights that are greater than those of a general creditor of Methode.  In the event of a “change of control,” however, Methode may establish a “Rabbi Trust” for purposes of securing payment.

Federal Tax Consequences.  The following brief description of the tax consequences of awards under the 2010 Stock Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

Incentive Stock Options.  A grantee does not generally recognize taxable income upon the grant or upon the exercise of an ISO. Upon the sale of ISO shares, the grantee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. The income is taxed at long-term capital gains rates if the grantee has not disposed of the stock within two years after the date of the grant of the ISO and has held the shares for at least one year after the date of exercise and we are not entitled to a federal income tax deduction.  The exercise of an ISO may in some cases trigger liability for the alternative minimum tax.  If a grantee sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant (a “disqualifying disposition”), the grantee recognizes ordinary income to the extent of the lesser of: (i) the gain realized upon the sale; or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the grantee has held the ISO shares prior to disposition. In the year of a disqualifying disposition, we receive a federal income tax deduction in an amount equal to the ordinary income that the grantee recognizes as a result of the disposition.

Nonqualified Stock Options.  A grantee does not recognize taxable income upon the grant of an NSO. Upon the exercise of such option, the grantee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NSO on the date of exercise exceeds the exercise price. We receive an income tax deduction in an amount equal to the ordinary income that the grantee recognizes upon the exercise of the NSO.

Restricted Stock.  A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income in the first taxable year in which his or her interest in the shares becomes either: (i) freely transferable; or (ii) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares.  A participant may elect to recognize income at the time he or she receives restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date of the award.  We receive a compensation expense deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income).

Other Awards.  In the case of an exercise of an SAR or an award of restricted stock units or Performance Share Units, the participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Section 162(m).  Section 162(m) of the Code generally disallows a public company’s tax deduction for compensation in excess of $1 million paid in any taxable year to certain employees, generally the chief executive officer and three other most highly compensated executive officers, other than the chief financial officer.  Compensation that qualifies as “performance-based compensation,” however, is excluded from the $1 million deductibility cap.  We intend that some of the awards granted to these officers at the time a deduction arises in connection with the awards qualify as “performance-based compensation” so that deductions with respect to those awards will not be subject to the $1 million cap under Section 162(m) of the Code.  Future changes in Section 162(m) of the Code or the regulations thereunder may adversely affect our ability to ensure that awards under the 2010 Stock Plan will qualify as “performance-based compensation” so that deductions are not limited by Section 162(m) of the Code.

Amendment; Termination.  Our board of directors may amend the 2010 Stock Plan at any time, but may not impair the rights of participants with respect to any outstanding awards without the consent of participants.  If our board wishes to increase the limitations on the shares available under the 2010 Stock Plan, it will seek approval of our shareholders.  Our board may not amend the provision of the 2010 Stock Plan that requires shareholder approval before repricing an award.  The 2010 Stock Plan will terminate ten years after its adoption by our board of directors; provided, however, that our board of directors may terminate the 2010 Stock Plan at any time.

New Plan Benefits.  For the fiscal 2011 equity awards, the Compensation Committee intends to grant our executive officers awards composed of performance-based restricted stock (RSAs) to vest based on performance as of the end of fiscal 2015, stock options and time-based restricted stock units (RSUs).  The Compensation Committee does not currently anticipate granting additional restricted stock awards or restricted stock units to current management prior to the end of fiscal 2015.  The Compensation Committee currently anticipates that it will make stock option awards annually.  The Compensation Committee intends to make the fiscal 2011 equity awards under the 2010 Stock Plan, following shareholder approval of this plan at the annual meeting.

The Compensation Committee proposes to grant RSAs which will vest in the event Methode achieves a pre-established enterprise value as of the end of fiscal 2015.  The Compensation Committee does not currently anticipate granting additional restricted stock awards to current management prior to the end of fiscal 2015.  In structuring these RSAs, the Compensation Committee recognized that many of Methode’s products require design-in and have long lead times before related sales and profits are realized (frequently as long as 3-5 years).  The Compensation Committee expects to establish the performance hurdles for these RSAs based on its review of management’s five-year projections.  For each executive, the proposed RSAs represent approximately 40% of the shares that would have been awarded over a five-year period based on historical practices.

The Compensation Committee also proposes to grant our executive officers an award of stock options.  The Compensation Committee expects to grant options in fiscal 2011 and in each subsequent year through fiscal 2015.  It is currently anticipated that the number of options granted to each executive in fiscal 2012 through 2015 will equal the number of options granted to such executive officer in fiscal 2011.  For each executive, the aggregate number of options expected to be awarded from fiscal 2011 through fiscal 2015 represents approximately 40% of the shares that would have been awarded over a five-year period based on historical practices. These options will vest 33% each year until fully vested.

The Compensation Committee also proposes to grant our executive officers time-based restricted stock units.  These RSUs will vest ratably over a five-year period.   The Compensation Committee does not currently anticipate granting additional restricted stock units to current management prior to the end of fiscal 2015.  Each RSU is equivalent to the right to receive one share of common stock.  In order to best align the interests of management with our shareholders, shares of common stock will not be delivered to the executive until the earlier of the executive’s termination of employment or change in control of Methode and the executive is not permitted to dispose of these units prior to such event.  For each executive, these RSUs represent approximately 20% of the shares that would have been awarded over a five-year period based on historical practices.  The Compensation Committee believes that these RSUs serve as a valuable retention vehicle.

Set forth below is an outline of the proposed awards of RSAs, stock options and RSUs expected to be awarded to management under the 2010 Stock Plan following shareholder approval of this plan at the annual meeting.  This table reflects the proposed terms and conditions of these awards at this time and these terms and conditions are subject to change at the discretion of the Compensation Committee, including the size of the award, the restrictions and the vesting schedule.  Following the annual meeting, Methode intends to file a Form 8-K to report the grant of the fiscal 2011 awards and the material terms and conditions of the final awards.

New Plan Benefits

Methode Electronics, Inc. 2010 Stock Plan

Name and position	Number of RSAs[1] (One-Time Only Award)	Number of Stock Options[2] (Annual Award)	Number of RSUs[3] (One-Time Only Award)

Donald W. Duda President and Chief Executive Officer	200,000	40,000	100,000
Douglas A. Koman Chief Financial Officer, Vice President, Corporate Finance	80,000	16,000	40,000
Timothy R. Glandon Vice President and General Manager, North American Automotive	60,000	12,000	30,000
Joseph E. Khoury Vice President, Europe	60,000	12,000	30,000
Thomas D. Reynolds Chief Operating Officer	100,000	20,000	50,000
Total -- Executive Group (7 people)	600,000	120,000	300,000
Total -- Non-Executive Officer Employee Group (1 person)	40,000	8,000	20,000

1

The restriction on these shares will lapse in the event Methode achieves a pre-established enterprise value as of the end of fiscal 2015.  The award will reflect a threshold and target level of performance.  The Compensation Committee does not currently anticipate granting additional restricted stock awards to management prior to the end of fiscal 2015.

2

Reflects the number of options to be granted in fiscal 2011. These options will vest 33% each year until fully vested.   It is currently anticipated that the same number of options will also be granted to these executives in fiscal 2012, 2013, 2014 and 2015.

3

The restrictions will lapse with respect to 20% of these RSUs each year until fully vested.  Shares of common stock will not be delivered to the executive until the earlier of the executive’s termination of employment or change in control of Methode.  The Compensation Committee does not currently anticipate granting additional restricted stock units to management prior to the end of fiscal 2015.

Equity Compensation Plan Information

The following table provides information about shares of our common stock that may be issued upon exercise of stock options or granting of stock awards under all of our existing equity compensation plans as of May 1, 2010.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	1,125,276	$7.28	473,181
Equity compensation plans not approved by security holders	-	-	-
Total	1,125,276	$7.28	473,181

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE METHODE ELECTRONICS, INC. 2010 STOCK PLAN.

AUDIT COMMITTEE MATTERS

Report of the Audit Committee

The Audit Committee oversees our financial reporting process on behalf of our board of directors.  Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.  Our board has determined that each member of our Audit Committee meets the requirements as to independence, experience and expertise established by the New York Stock Exchange.  In addition, our board has determined that Mr. Skatoff is an audit committee financial expert as defined by the SEC.  In fulfilling its oversight responsibilities, our Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended May 1, 2010 with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

Our Audit Committee reviewed and discussed with our independent registered public accounting firm, Ernst & Young, which is responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles, the firm’s judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed under the standards of the Public Company Accounting Oversight Board (United States).

The Committee has received the written disclosures and the letter from Ernst & Young required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Committee concerning independence, and has discussed with Ernst & Young the firm’s independence from management and Methode and considered the compatibility of nonaudit services with the firm’s independence.

Our Audit Committee discussed with our internal auditors and Ernst & Young the overall scope and plans for their respective audits.  Our Audit Committee met with the internal auditors and Ernst & Young, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting.  The Committee also discussed with Ernst & Young the matters required to be discussed by the Statement on Auditing Standards No. 114, as amended.

In reliance on the reviews and discussions referred to above, the Committee recommended to our board of directors (and our board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended May 1, 2010 filed with the SEC.

AUDIT COMMITTEE

Lawrence B. Skatoff, Chairman

Walter J. Aspatore

Isabelle C. Goossen

Paul G. Shelton

Auditing and Related Fees

Our Audit Committee engaged Ernst & Young to examine our consolidated financial statements for the fiscal year ended May 1, 2010.  Fees paid to Ernst & Young for services performed during the 2010 and 2009 fiscal years were as follows:

	Fiscal 2010	Fiscal 2009
Audit Fees (1)	$1,055,065	$1,251,324
Audit-Related Fees	--	--
Tax Fees (2)	22,100	24,161
All Other Fees (3)	1,995	173,278
	$1,079,160	$1,448,763

(1)

Audit fees represent aggregate fees billed for professional services rendered by Ernst & Young for the audit of our annual financial statements and review of our quarterly financial statements, audit services provided in connection with other statutory and regulatory filings and consultation with respect to various accounting and financial reporting matters.

(2)

Tax fees principally included tax compliance fees.

(3)

All other fees represent fees for due diligence review and analysis.

Pre-Approval Policy

Our Audit Committee is responsible for reviewing and pre-approving all audit and non-audit services provided by Ernst & Young and shall not engage Ernst & Young to perform non-audit services proscribed by law or regulation.  In the 2010 fiscal year, 100% of audit and non-audit services were approved by the Audit Committee.

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This compensation discussion and analysis describes the key elements of our executive compensation program, including an analysis of compensation earned by or paid to our named executive officers in fiscal 2010.  In this discussion, the term “named executive officers” refers to the five officers about whose compensation we provide detailed tabular and narrative information in this proxy statement.

Our Compensation Committee oversees the design, implementation and administration of our executive compensation program.  The primary goals of our compensation program are to attract and retain talented executives, reward performance and align executives’ interests with those of our shareholders.  For fiscal 2010, the principal elements of our executive compensation program were base salary, annual cash incentive compensation, long-term incentive compensation in the form of equity-based awards, opportunities for tax-efficient retirement savings and company contributions under our 401(k) savings plan, limited perquisites and welfare benefits.  We also provide for benefits upon a change in control in certain circumstances.  Our executives do not participate in pension plans or receive other post-retirement benefits, nor do they generally have employment or severance agreements (other than in connection with a change in control or, for Mr. Khoury, as required by German law).

Objectives and Measurement Principles

Our executive compensation program supports our objective of enhancing shareholder value through a competitive program that attracts and retains high-quality talent and rewards executives for demonstrating strong leadership and delivering results.  Our executive compensation program is designed to:

•

Provide executives with a competitive pay arrangement.

•

Link short-term cash incentive pay to achievement of company and individual objectives. A significant portion of an executive’s cash compensation is dependent on successful achievement of specific annual and/or other short-term goals.

•

Reward long-term performance and align executive interests with shareholder interests by providing for capital accumulation through awards of restricted stock and stock options and encourage a significant ownership of our common stock by our executive officers.

For fiscal 2010, we used individual management by objectives (“MBOs”) to determine payouts under our performance-based annual bonus program.  MBOs include qualitative factors which emphasize future sales and positive cash flow.  Historically, we have granted our executive officers performance-based restricted stock awards which generally vest in three years, provided certain company performance objectives are satisfied.  For the fiscal 2010 equity awards, the Compensation Committee elected to grant stock options instead of performance-based restricted stock awards due to the difficulty of establishing appropriate performance objectives during a period in which the Company is repositioning its business following its recent restructuring activities and the uncertain economic times.  For the fiscal 2011 equity awards, the Compensation Committee intends to grant our executive officers awards composed of restricted stock (RSAs) that vests based on performance as of the end of fiscal 2015, stock options and time-based restricted stock units (RSUs).    The Compensation Committee does not currently anticipate granting additional restricted stock awards or restricted stock units to current management prior to the end of fiscal 2015.  The Compensation Committee currently anticipates that it will make stock option awards annually.  The Compensation Committee intends to make the fiscal 2011 equity awards under the 2010 Stock Plan, following shareholder approval of this plan at the annual meeting.  In addition, in connection with granting the performance-based restricted stock, the Compensation Committee intends to make RSA tandem cash bonus awards to the executive officers under the 2010 Cash Plan, following shareholder approval of this plan at the annual meeting.  The bonus awards are payable only if performance exceeds the target level.  Additional information regarding the proposed fiscal 2011 equity awards and RSA tandem cash bonus awards are included above under “Proposal Four: Approval of the Methode Electronics, Inc. 2010 Stock Plan” and “Proposal Three: Approval of the Methode Electronics, Inc. 2010 Cash Incentive Plan,” respectively.

Our Compensation Process

Our Compensation Committee meets as often as necessary to perform its duties.  In fiscal 2010, our Compensation Committee met eight (8) times.  Although most decisions regarding executive compensation are made in the first quarter of our fiscal year, our management and our Compensation Committee continue to monitor developments during the year.  Our Compensation Committee typically meets with Donald Duda, Chief Executive Officer, and, where appropriate, Douglas Koman, Chief Financial Officer.  From time to time (generally once per year), our Compensation Committee engages compensation consultants to review the competitiveness and effectiveness of our executive compensation program.  In connection with setting fiscal 2010 compensation, the Compensation Committee retained The Delves Group to provide analyses of our executive compensation program as compared to established market benchmarks, as described more fully below.

Our Compensation Committee annually reviews tally sheets summarizing our named executive officers’ total compensation, including direct compensation; benefits under equity compensation programs; perquisites; and potential payments on termination of employment, whether on a change in control of Methode or otherwise.

Our Chief Executive Officer’s compensation is determined by our Compensation Committee.  The Delves Group provides relevant survey and other data to the Committee that it may consider for this purpose.  Management does not make recommendations to our Compensation Committee regarding compensation elements with respect to Mr. Duda’s compensation.  For named executive officers other than Mr. Duda, compensation packages are developed and recommended by Mr. Duda, in consultation with Mr. Koman, and based on guidelines provided by our Compensation Committee.  Our Compensation Committee determines whether to approve these recommendations, subject to any further modifications that it may deem appropriate.

Market Benchmarking and Positioning

We strive to provide compensation opportunities that are competitive with comparable positions at other companies of similar size and complexity.  As appropriate to further this objective, we review market compensation data and evaluate our executive compensation program as compared to a group of peer companies as well as compensation surveys and databases, in each case as provided by our compensation consultants.  We have selected a group of comparable companies to use to benchmark executive compensation.  The peer group is updated periodically and is selected using the following criteria:

•

Size as measured by revenue – we generally target companies with revenue not less than half nor more than three times our annual revenue.

•

Similar-type businesses – we generally target companies that are multinational and engage in businesses with similar technology, products and markets.

In assessing the financial performance of these peer companies, our Compensation Committee considers revenue growth, net profit margins, return on equity and total shareholder return.

For compensation decisions affecting fiscal 2010 compensation, our peer group included the following companies: CTS Corporation, Franklin Electric Co., Inc., Gentex Corporation, LeBarge, Inc., Littelfuse, Inc., Merix Corp., Nu Horizons Electronics Corp., Powell Industries, Inc., Richardson Electronics Ltd., Rogers Corp., Standard Motor Products, Inc., and Stoneridge, Inc.  In setting fiscal 2010 compensation, our Compensation Committee also reviewed the following compensation surveys and databases: 2008/2009 Watson Wyatt CompQuest Executive Compensation Survey (generally focusing on companies with annual revenue of between $300 million and $600 million); and a 2008 General Industry Survey (generally focusing on companies with annual revenue less than $1 billion).

As a general policy, we target total direct compensation (that is, base salary, annual cash bonus and equity-based compensation) for our named executive officers in the 50th to 75th percentile among companies in our peer group and comparable companies within the applicable compensation surveys and databases.  In making all benchmarking and positioning determinations, the Compensation Committee assumed that each executive would achieve the target level of performance under all performance-based awards.  In setting compensation for each named executive officer, our Compensation Committee also reviews historical compensation levels, internal equity and consistency, tenure and industry conditions.  These and other factors may affect whether total pay for each of our named executive officers falls within the benchmark range. For fiscal 2010 compensation, the MBOs focused on achieving the anticipated benefits under the ongoing restructuring of the company and the importance of cash flow and new business development to the company’s future.  In addition, if the Company or the relevant business unit performs particularly well or poorly, and depending on whether the individual MBOs were achieved, total direct compensation for one or more of our named executive officers could be above or below the target levels.  As a general policy, we structure the executive compensation program so that approximately 45% to 65% of total direct compensation is in the form of cash.

Consistent with our pay-for-performance philosophy, our executive compensation program is generally structured so that a significant amount of each of our named executive officers’ compensation is variable compensation and “at risk” for non-payment if we fail or the executive fails to meet performance targets.  The proportion of compensation that is at risk increases with the executive’s level of responsibility.  As discussed above, for fiscal 2010, the Compensation Committee granted stock options instead of performance-based restricted stock awards due to the difficulty of establishing appropriate performance metrics.  As such, the portion of each named executive officer’s fiscal 2010 direct compensation that is at risk was lower in fiscal 2010 than in prior years.  For fiscal 2010, at risk compensation included the annual bonus, representing on average 28% of each named executive officers’ total direct compensation.

Termination of Outstanding RSAs and Tandem Cash Bonus Awards

In June 2009, the Compensation Committee and management reviewed the impact of the global recession and the Company’s subsequent restructuring activities on the outstanding performance-based awards granted in 2007 and 2008.  These awards included restricted stock awards with vesting based on the achievement of targeted sales growth and return on invested capital over three-year periods, as well as tandem cash bonus awards, payable only if the sales growth and return on invested capital exceeded the target levels.  The named executive officers were entitled to dividends with respect to the unvested shares of restricted stock.  The awards were to vest on May 1, 2010 and April 30, 2011, respectively.  The Compensation Committee, together with management, determined that, based on the global recession and the Company’s subsequent restructuring activities and impairment charges, it was extremely unlikely that any of the 2007 or 2008 restricted stock awards or tandem cash bonus awards would be earned or vested.  In December 2009, Methode and each of its executive officers agreed to cancel the 2007 and 2008 restricted stock and tandem cash bonus awards held by these executive officers.  As a result of the cancellation, the restricted stock was forfeited and no cash amounts will be paid out pursuant to these awards.  Pursuant to the cancellation agreements, at any time that Methode declares a cash dividend, Methode will pay each executive officer a cash amount equal to the number of shares subject to each cancelled restricted stock award, multiplied by the per share dividend amount.  The executive officers are eligible to receive these cash payments for all dividends declared until the date the awards were originally scheduled to vest or terminate.  Pursuant to the terms of the 2007 Stock Plan, Methode may issue new awards under this plan with respect to these cancelled shares.  To date such shares have been used for awards to our independent directors and non-executive officers.  Going forward, the 2007 Plan will be used for awards to independent directors and non-executive employees.

Elements of Compensation

Base Salary.  Our Compensation Committee establishes base salaries on an annual basis, taking into account levels of responsibility, prior experience and breadth of knowledge, potential for advancement, recent promotions, past performance, internal equity issues and external pay practices.  In general, we target annual base salaries for our named executive officers at the 50th percentile among companies in our peer group and comparable companies within the applicable compensation surveys and databases.  In July 2009, given the restructuring efforts and the general economic conditions and the related impact on the Company’s revenues and profitability, the Chief Executive Officer and the Compensation Committee agreed not to increase the base salary of any of our named executive officers for fiscal 2010.  In the interests of retention, no salary reductions were made for fiscal 2010.

Performance-Based Bonuses.  At the beginning of fiscal 2010, our Compensation Committee established annual performance-based cash bonus awards for all executive officers and management personnel.  These awards were made pursuant to our 2007 Cash Incentive Plan. In general, we target annual bonuses for our named executive officers in the 50th to 75th percentile among companies in our peer group and comparable companies within the applicable compensation surveys and databases.  For fiscal 2010, the performance measures for each of the named executive officers included MBOs specific to the executive’s area of responsibility.  Due to the difficulty of establishing sales and earnings objectives during a period in which the Company is repositioning its business, the Compensation Committee determined that it was appropriate to use MBOs directed at strategic growth and cash flow as the key performance criteria for the annual performance-based cash bonus awards.  In setting the MBOs, our Compensation Committee considered, among other matters, past performance, the fiscal 2010 operating budget, general economic conditions and the Company’s strategic plan.

Set forth below is an outline of the annual performance-based cash bonus awards for fiscal 2010, including the maximum bonus, the relevant MBOs and the bonus paid.

Executive	Maximum Bonus	Management by Objectives (the weight assigned to each objective is indicated in parenthesis)	Bonus Paid

Donald W. Duda	$376,000	(50%) Achieve consolidated adjusted cash flow of $17.75 million; (50%) Achieve $50.0 million in new sales with a minimum pre-tax margin.	$376,000 – all MBOs achieved

Douglas A. Koman	$157,000	(50%) Achieve consolidated adjusted cash flow of $17.75 million; (30%) Gain board approval for one acquisition; (20%) Improve divisional financial functions.	$109,900 – achieved MBOs related to cash flow and financial function improvement

Timothy R. Glandon	$145,000	(50%) Reduce inventory at Hetronic and/or TouchSensor by $4.5 million; (50%) Achieve $30.0 million in sales at Hetronic with a minimum pre-tax margin.	$72,500 – achieved MBO related to reducing inventory

Joseph E. Khoury	$112,000

(33%) Book at least $10.0 million in new business for Power Products in Europe with a minimum pre-tax margin;

(33%) Achieve income of at least 5.2 million Euros for Europe;

(34%) Book at least $35.0 million in new business for automotive in Europe with a minimum pre-tax margin.

			$75,000 – achieved MBOs related to income in Europe and automotive sales in Europe

Thomas D. Reynolds	$193,000

(20%) Win an MDI transmission program worth at least $7.0 million in annual business with a minimum pre-tax margin (subject to a six month extension);

(50%) Achieve consolidated adjusted cash flow of $17.75 million;

(30%) Book at least $12.0 million in new business for Power Products in North America with a minimum pre-tax margin.

			$154,400 – achieved MBOs related to cash flow and Power Products new business; MBO for MDI transmission program extended as provided

Discretionary Cash Bonus.  From time to time, our Compensation Committee awards discretionary cash bonuses to the executive officers for exceptional or unusual performance.  Historically, such discretionary cash bonuses have been granted in connection with significant involvement in the negotiation, due diligence and integration of an acquired business, the development of a new product line or the recruitment of a significant new customer.  In fiscal 2010, Mr. Koman was awarded a discretionary cash bonus of $23,550 in recognition of his efforts in negotiating and closing the investment in Eetrex.

Equity Awards.  Our Compensation Committee believes that equity-based compensation is the most effective means of ensuring that our executive officers have a continuing stake in our long-term success.  In general, we target equity awards for our named executive officers near the 75th percentile among companies in our peer group and comparable companies within the applicable compensation surveys and databases.  Over the past several years, we have utilized restricted stock awards and restricted stock units as our annual equity compensation component.  As discussed above, for fiscal 2010, the Compensation Committee granted stock options instead of performance-based restricted stock due to the difficulty of establishing appropriate performance objectives during uncertain economic times and the resulting period in which the Company is repositioning its business.  Our Compensation Committee believes that these stock options serve the following purposes: (i) reward executive officers for long-term shareholder value creation; (ii) provide competitive long-term incentive award opportunities; (iii) retain employees through wealth accumulation opportunities; and (iv) focus executive officers on long-term, sustained performance.  In July 2009, the Compensation Committee granted stock options to the named executive officers as follows: Donald W. Duda — 76,000 shares; Douglas A. Koman — 30,000 shares; Timothy R. Glandon — 30,000 shares; Joseph E. Khoury — 30,000 shares; and Thomas D. Reynolds — 50,000 shares.  The exercise price for the options is $6.46, the closing price on the grant date, and these options vest one-third upon each of the first, second and third annual anniversaries of the grant date, and have a ten-year term.  In determining the size of the award for each executive officer, the Compensation Committee focused on the benchmark outlined above, annual award limitations under our stock plan and internal equity considerations.

Legacy Longevity Bonus Program (Legacy Program).  For fiscal 2006 and previous years, our executive officers received long-term incentive awards under the Longevity Contingent Bonus Program (the “Longevity Bonus Program”).  The Longevity Bonus Program awarded a matching bonus equal to the amount of the quarterly bonus, which were considered as earned and payable in three years, provided that the participant was still employed and performance was satisfactory.  If, for any reason other than death, disability, or retirement, the participant terminated his or her employment with us during the three-year period, or his or her performance was not satisfactory, no longevity compensation was payable under this program.  Commencing with fiscal 2007, the named executive officers are not eligible to receive future awards under the Longevity Bonus Program.  The last payments for amounts previously earned by these executives under the Longevity Bonus Program were paid in fiscal 2009.

Other Benefits and Perquisites.  Executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life, disability and our 401(k) savings plan (with a company contribution equal to three percent (3%) of salary, subject to certain limitations), in each case on the same basis as other employees, subject to applicable law.  Our executive officers are also provided deferred compensation opportunities through a non-qualified Deferred Compensation Plan.  In fiscal 2010, we did not contribute any amounts to the Deferred Compensation Plan on behalf of any of the named executive officers.  For a description of the Deferred Compensation Plan, please see “Executive Compensation Tables — Nonqualified Deferred Compensation,” below.  Dividends are paid with respect to all vested and unvested outstanding restricted stock awards held by our employees.  Mr. Duda is also paid an amount equal to the dividend payment with respect to the restricted stock units converted at our request from restricted stock awards (described in more detail below).  In addition, a few perquisites are provided to the named executive officers.  Perquisites include a company car allowance, association dues, limited corporate aircraft usage and provision for an annual physical exam.

Change of Control Payments.  We have entered into change of control agreements with all of our named executive officers other than Mr. Khoury.  These agreements are designed to promote stability and continuity of senior management, both of which are in the best interest of the Company and our shareholders.  In July 2009, these agreements were amended with the consent of management to increase the trigger for the gross-up payment from 10% to 25%.  This was done to increase the Company’s protection from paying a severe penalty for a modest benefit to the executive in the event of a change in control.  In the event the payments to be received by the executive officer in connection with the change of control exceed the tax code safe harbor by at least 25%, the executives are entitled to a gross-up payment to provide the executive officer with an amount, on an after-tax basis, equal to any excise taxes payable by the executive officer under the tax laws in connection with such change of control payments.  Our change of control provisions for the named executive officers are summarized below under “Potential Payments Upon Termination or Change of Control.”

Significant Policies and Procedures

Stock Ownership Policy.  Our Compensation Committee considers stock ownership by management to be an important means of linking management’s interests with those of shareholders.  We maintain stock ownership guidelines for our executive officers.  The amount of stock required to be owned increases with the level of responsibility.  The requirements are subject to a phase-in period in the event of a new hire or a promotion.  Our Chief Executive Officer is expected to own stock with a value at least equal to five times base salary and our Chief Financial Officer and Chief Operating Officer are expected to own stock with a value at least equal to three times base salary.  All other executive officers are expected to own stock with a value at least equal to their current base salary.  Restricted stock awards and restricted stock units, as well as any holdings of Methode stock in the executive’s 401(k) plan, are included in the calculation of stock ownership for purposes of these guidelines.  In valuing restricted stock awards and restricted stock units for this purpose, the policy permits the use of the greater of the grant date fair market value or the current fair market value.  Considering the applicable phase-in periods, all of our named executive officers were in compliance with our stock ownership policy for fiscal 2010.

Practices Regarding Grants of Equity Awards.  Our broad-based equity grants are generally made at a scheduled meeting of our Compensation Committee occurring during the first quarter of each fiscal year.  Our Compensation Committee may choose to make grants of equity awards outside the annual broad-based grant, including in the case of newly hired employees, promotions or other circumstances.  As previously disclosed, for the fiscal 2011 equity awards, the Compensation Committee intends to grant our executive officers awards composed of performance-based restricted stock (RSAs) to vest based on performance as of the end of fiscal 2015, stock options and time-based restricted stock units (RSUs).    The Compensation Committee does not currently anticipate granting additional restricted stock awards or restricted stock units to management prior to the end of fiscal 2015.  The Compensation Committee currently anticipates that it will make stock option awards annually.  The Compensation Committee intends to make the fiscal 2011 equity awards under the 2010 Stock Plan, following shareholder approval of this plan at the annual meeting.

Policy With Respect to Deductibility of Compensation.  Section 162(m) of the Code generally denies corporate tax deductions for annual compensation exceeding $1 million paid to certain employees (generally the chief executive officer and the three other most highly compensated executive officers of a public company, but excluding the chief financial officer), unless that compensation qualifies as performance-based compensation under a shareholder approved plan and meets certain other technical requirements.  While it is the general intention of our Compensation Committee to maximize the deductibility of executive compensation in structuring our compensation plans and programs, our Compensation Committee has approved, and may continue to approve, awards that may not qualify as performance-based compensation under Section 162(m).  Our Compensation Committee reserves the flexibility and authority to make decisions that are in the best interest of Methode and our shareholders, even if those decisions do not result in full deductibility under Section 162(m).

COMPENSATION COMMITTEE REPORT

Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussion, our Compensation Committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE
Paul G. Shelton, Chairman
Warren L. Batts
Darren M. Dawson
Isabelle C. Goossen
Christopher J. Hornung

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth certain summary information regarding the compensation awarded to, earned by or paid by us to or for the account of our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers (the “named executive officers”) for the three fiscal years ended May 1, 2010.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($)

Donald W. Duda	2010	560,168	0	0	301,720	376,000	448,478	1,686,366
President and Chief	2009	538,623	0	0	181,040	265,600	217,331	1,202,594
Executive Officer	2008	560,168	0	1,000,003	0	1,073,642	96,466	2,730,279

Douglas A. Koman	2010	266,000	23,550	0	119,100	109,900	32,659	551,209
Chief Financial	2009	255,769	0	0	43,800	117,275	36,429	453,273
Officer,	2008	266,000	0	249,995	0	340,037	34,373	890,405
Vice President,
Corporate Finance

Thomas D. Reynolds	2010	330,000	0	0	198,500	154,400	41,610	724,510
Chief Operating	2009	323,654	0	0	73,000	206,122	49,435	652,211
Officer	2008	330,000	0	500,002	0	426,529	39,462	1,295,993

Timothy R. Glandon	2010	250,000	0	0	119,100	72,500	32,322	473,922
Vice President and	2009	245,192	0	0	43,800	275,000	32,215	596,207
General Manager,	2008	250,000	0	249,995	0	299,038	27,492	826,525
North American
Automotive

Joseph E. Khoury*	2010	225,973	0	0	119,100	75,000	16,725	436,798
Vice President,
Europe
* Mr. Khoury was not a named executive officer in fiscal 2009 or 2008.

(1)

Amounts reflect annual salary.  Amounts reported in fiscal 2009 reflect unpaid leave in connection with a Company-wide cost saving initiative.  The fiscal 2009 salary reduction amounted to 3.85% for Messrs. Duda and Koman and 1.925% for each of the other named executive officers.  Amounts actually paid in fiscal 2008 were slightly higher than the annual salary set forth in the table since fiscal 2008 included 53 weeks.

(2)	Amount reflects a discretionary cash bonus of $23,550 in recognition of Mr. Koman’s efforts in negotiating and closing the investment in Eetrex.

(3)

Reflects the fair value at the date of grant.  The value is calculated in accordance with ASC 718.  Details of the assumptions used in valuing these awards are set forth in Note 5 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended May 1, 2010.

(4)

Amounts include performance-based bonuses pursuant to the annual bonus plan.  For fiscal 2009, also includes amounts paid pursuant to the four-month performance-based cash bonus program.  The focus of this program was to encourage the executive team to complete the restructuring activities, preserve cash and prepare updated multi-year business plans for the respective businesses in view of the dramatic change in business prospects.  For certain named executive officers, fiscal 2008 reflects amounts paid pursuant to tandem cash awards granted in connection with the grant of restricted stock.  For certain named executive officers, fiscal 2009 and fiscal 2008 also include amounts paid pursuant to our legacy Longevity Contingent Bonus Program.  The Longevity Bonus Program awarded a matching bonus equal to the amount of the then-current quarterly bonus, which was considered as earned and payable in three years, provided that the participant was still employed and performance was satisfactory.  This program is now terminated and these were the final payments under this program.  The chart below reflects the payments for fiscal 2010, 2009 and 2008.

Executive	Fiscal 2010	Fiscal 2009			Fiscal 2008
	Annual Performance-Based Bonus	Annual Performance-Based Bonus	Fourth Quarter Bonus	Longevity Bonus	Annual Performance-Based Bonus	Tandem Cash Award	Longevity Bonus
Mr. Duda	$376,000	$0	$100,000	$165,600	$448,000	$432,554	$193,088
Mr. Koman	$109,900	$0	$50,000	$67,275	$182,000	$79,595	$78,442
Mr. Reynolds	$154,400	$43,425	$68,000	$94,697	$204,800	$86,515	$135,214
Mr. Glandon	$72,500	$50,750	$39,000	$185,250	$146,616	$0	$152,422
Mr. Khoury	$75,000	*	*	*	*	*	*

*Mr. Khoury was not a named executive officer in fiscal 2009 or 2008.

(5)	Amounts included in All Other Compensation reflect the following for fiscal 2010:

Executive	Dividends on Unvested Restricted Stock	Dividend Replacement Bonus (A)	401(k) Contribution	Life Insurance	Car Allowance	Membership/ Clubs	Executive Physical	Deferred Cash Bonus (B)
Mr. Duda	$20,703	$83,703	$7,350	$1,551	$9,600	$0	$5,571	$320,000
Mr. Koman	$5,176	$5,176	$7,350	$1,625	$9,600	$462	$3,270	$0
Mr. Reynolds	$10,351	$10,351	$7,350	$1,308	$9,000	$0	$3,250	$0
Mr. Glandon	$5,175	$5,175	$7,350	$360	$8,400	$0	$5,862	$0
Mr. Khoury	$3,973	$3,973	$0	$0	$5,660	$461	$2,657	$0

(A)

For all executive officers, reflects payments pursuant to the RSA cancellation agreements.  Pursuant to such agreements, at any time that Methode declares a cash dividend, Methode is required to pay each executive officer a cash amount equal to the number of shares subject to each cancelled restricted stock award, multiplied by the per share dividend amount.  For Mr. Duda, also includes payments on unvested and vested restricted stock units.

(B)

Reflects deferred compensation paid in fiscal 2010 pursuant to the Amended Cash Bonus Agreement entered into with Mr. Duda in 2007, pursuant to which we agreed to pay Mr. Duda cash bonuses in the aggregate amount of $677,500 on a deferred basis. These cash bonuses are payable on the earliest of: (i) the date we reasonably anticipate that the payment will be deductible under Section 162(m); (ii) the date of Mr. Duda’s termination of employment for any reason; or (iii) Mr. Duda’s death or disability; provided, however, that if, upon the payment date, the payment is not deductible by us under Section 162(m), the payment will be delayed until such time as it is deductible. Amounts may be payable in installments.

Grants of Plan-Based Awards

The following table sets forth certain information regarding grants of plan-based awards to the named executive officers during the fiscal year ended May 1, 2010.

Name	Grant Date				All Other Option Awards: Number of Securities Underlying Options (#) (2)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($) (3)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)
		Threshold ($)	Target ($)	Maximum ($)
Donald W. Duda	7/9/2009	188,000	376,000	376,000	76,000	6.46	301,720
Douglas A. Koman	7/9/2009	31,400	157,000	157,000	30,000	6.46	119,100
Thomas D. Reynolds	7/9/2009	38,600	193,000	193,000	50,000	6.46	198,500
Timothy R. Glandon	7/9/2009	72,500	145,000	145,000	30,000	6.46	119,100
Joseph E. Khoury	7/9/2009	37,000	112,000	112,000	30,000	6.46	119,100

(1)

Reflects cash incentive awards pursuant to the annual bonus plan.  The executive officers’ bonus amounts are based on achieving certain management by objectives.  Amounts earned in fiscal 2010 by the executive officers under this plan are reported in the “Compensation Discussion and Analysis” and in the column titled “Non-Equity Incentive Plan Compensation” in the “Summary Compensation Table.”

(2)	These options vest one third upon each of the first, second and third annual anniversaries of the grant date and have a ten-year life.
(3)

Amounts represent the total fair value of restricted stock and options granted in fiscal 2010 calculated in accordance with ASC 718.  Details of the assumptions used in valuing these equity awards are set forth in Note 5 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended May 1, 2010.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information regarding the outstanding equity awards of the named executive officers at May 1, 2010.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Donald W. Duda	100,000	(1)	0		6.35	5/4/2011	0	0
	25,000	(2)	0		11.44	7/3/2013
	0		124,000	(3)	2.72	3/16/2019
	0		76,000	(4)	6.46	7/9/2019
Douglas A. Koman	25,000	(1)	0		7.45	6/19/2011	0	0
	75,000	(2)	0		10.50	6/10/2012
	35,000	(2)	0		11.44	7/3/2013
	0		30,000	(3)	2.72	3/16/2019
	0		30,000	(4)	6.46	7/9/2019
Thomas D. Reynolds	12,000	(1)	0		8.53	11/19/2011	0	0
	30,000	(2)	0		10.50	6/10/2012
	30,000	(2)	0		11.44	7/3/2013
	0		50,000	(3)	2.72	3/16/2019
	0		50,000	(4)	6.46	7/9/2019
Timothy R. Glandon	2,500	(1)	0		11.44	7/23/2013	0	0
	0		30,000	(3)	2.72	3/16/2019
	0		30,000	(4)	6.46	7/9/2019
Joseph E. Khoury	5,000	(2)	0		10.50	6/10/2012	0	0
	3,350	(2)	0		11.44	7/3/2013
	0		15,000	(3)	2.72	3/16/2019
	0		30,000	(4)	6.46	7/9/2019

(1)	These options vest 50% after one year and 100% after two years.
(2)	These options vest 25% after one year, 50% after two years, 75% after three years and 100% after four years.
(3)	These options vest 100% on March 16, 2012.
(4)	These options vest 33 1/3% after one year, 66 2/3% after two years and 100% after three years.

Option Exercises and Stock Vested

The following table sets forth certain information regarding option exercises by the named executive officers during fiscal 2010.

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Donald W. Duda	0	0
Douglas A. Koman	17,648	6,636
Thomas D. Reynolds	0	0
Timothy R. Glandon	0	0
Joseph E. Khoury	0	0

Nonqualified Deferred Compensation

The following table sets forth certain information regarding deferred compensation with respect to the named executive officers for fiscal 2010.

Name	Executive Contributions in Last Fiscal Year ($) (1)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings (Loss) in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Donald W. Duda	30,000	0	212	0	1,008,115
Douglas A. Koman	51,600	0	94,990	0	497,464
Thomas D. Reynolds	0	0	5,113	0	21,826
Timothy R. Glandon	0	0	28,603	0	101,075
Joseph E. Khoury (2)	--	--	--	--	--

(1)

All executive contributions were reported as compensation in the “Summary Compensation Table” under the “Salary” and/or “Non-Equity Incentive Plan Compensation” columns, depending on the source of the executive contribution.

(2)	Mr. Khoury does not participate in our Deferred Compensation Plan.

The Methode Electronics, Inc. Nonqualified Deferred Compensation Plan (the “Deferred Compensation Plan”) allows a select group of management and highly compensated employees to defer up to 75% of their annual base salary, 100% of their annual bonus, and/or 100% of their RSA tandem cash bonus, with an aggregate minimum deferral of $3,000. The minimum period of deferral is three years. Participants are immediately 100% vested.

In addition to employee-directed deferrals, we may make contributions to the Deferred Compensation Plan to make up for limits applicable under our qualified plans and may make additional discretionary contributions as well. Participants shall vest in company contributions in accordance with the schedule set forth in the applicable agreement or plan governing such contributions. We made no contributions to the Deferred Compensation Plan in fiscal 2010.

Participants may elect from a list of certain mutual funds to determine any amounts credited or debited from their accounts, although we are under no obligation to invest the deferred amounts in any specified fund. This list is made available to all participants and account balances are credited or debited based on the current market rates for these funds. Participants may reallocate account balances and/or future deferrals on a daily basis.

Participants are entitled to receive a distribution from their account balances at the earlier of the end of the elected deferral period or retirement, disability, termination of employment, or a change in control. Accounts are distributed in a lump sum or, in certain circumstances, in installments over a period of up to fifteen years. Participants can also petition the Compensation Committee to receive a full or partial payout from the Deferred Compensation Plan in the event of an unforeseeable financial emergency.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The following summaries set forth potential payments payable to our named executive officers upon termination of their employment or a change of control of Methode. Our executive officers are entitled to these payments under their change of control agreements, our stock plans and certain other benefit plans.

In the event of a change of control of Methode or the retirement (at or after 65, or after 55 with our consent), death or disability of an executive officer, the executive officer is entitled to the payment of a pro rata portion of the annual performance-based cash bonus based on performance to date and immediate vesting of the executive’s outstanding option awards.

For Messrs. Duda, Koman, Reynolds and Glandon, if within two years of a change of control or during a period pending a change of control, we terminate the executive’s employment without good cause or the executive voluntarily terminates his or her employment for good reason, the executive is entitled to the following:

•

a lump sum payment in an amount equal to three times (two times in the case of Messrs. Reynolds and Glandon) the executive’s annual salary;

•

a lump sum cash bonus payment equal to three times (two times in the case of Messrs. Reynolds and Glandon) the lesser of: (a) the executive’s target bonus amount for the fiscal year in which executive’s employment termination occurs, or (b) the bonus the executive earned in the prior fiscal year;

•

in the event the payments to be received by the executive officer in connection with the change of control exceed the tax code safe harbor by at least 25% (previously 10%), the executives are entitled to a gross-up payment to provide the executive officer with an amount, on an after-tax basis, equal to any excise taxes payable by the executive officer under the tax laws in connection with the payments described above; and

•

continued participation in our welfare benefit plans for three years (two years in the case of Messrs. Reynolds and Glandon) or until the executive becomes covered under other welfare benefit plans providing substantially similar benefits.

Other than as outlined above and the payment of any earned but unpaid income, Mr. Khoury is not entitled to any additional compensation in the event of a change of control of Methode.  Mr. Khoury is entitled to twelve months notice of termination before his employment agreement can be terminated.  Once Mr. Khoury reaches the statutory pension age in Germany (currently age 65, or earlier if eligible), or if Mr. Khoury is determined to be permanently incapacitated, his employment agreement automatically terminates without notice.

The following table shows the potential payments of additional benefits upon termination or a change of control of the Company for the named executive officers. The amounts shown assume that such termination was effective as of April 30, 2010 (the last business day of our 2010 fiscal year), and reflect the price of our common stock on such date ($11.10). The table below does not reflect amounts payable to our named executive officers pursuant to plans or arrangements that are available generally to all of our salaried employees, such as payments under the 401(k) Plan, the life insurance plan, the disability insurance plan and the vacation pay policy, and payment of accrued base salary and accrued bonuses. In addition, the table does not reflect the distribution of each officer’s account balance in our Deferred Compensation Plan or, for Mr. Duda, the delivery of common stock underlying outstanding vested restricted stock units.

Name	Termination Scenario (on 4/30/2010)	Salary Severance ($)	Bonus Severance ($)	Pro Rata Payment of Annual Performance- Based Bonus ($)	Vesting of Option Awards ($) (1)	Health and Welfare Benefits ($) (2)	Excise Tax and Gross-Up ($)
Donald W. Duda	Upon Change of Control (3)	--	--	376,000	1,391,760	--	--
	Termination for Good Reason/Without Cause Following Change of Control (4)	1,680,504	300,000	--	--	52,621	0
	Death, Disability or Qualified Retirement	--	--	376,000	1,391,760	--	--

Douglas A. Koman	Upon Change of Control (3)	--	--	133,450	390,600	--	--
	Termination for Good Reason/Without Cause Following Change of Control (4)	797,999	150,000	--	--	34,761	0
	Death, Disability or Qualified Retirement	--	--	133,450	390,600	--	--

Thomas D. Reynolds	Upon Change of Control (3)	--	--	154,400	651,000	--	--
	Termination for Good Reason/Without Cause Following Change of Control (4)	660,000	222,850	--	--	35,081	0
	Death, Disability or Qualified Retirement	--	--	154,400	651,000	--	--

Timothy R. Glandon	Upon Change of Control (3)	--	--	72,500	390,600	--	--
	Termination for Good Reason/Without Cause Following Change of Control (4)	500,000	179,500	--	--	35,081	0
	Death, Disability or Qualified Retirement	--	--	72,500	390,600	--	--

Joseph E. Khoury	Upon Change of Control (3)	--	--	75,000	234,600	--	n/a
	Termination for any Reason (5)	225,973	--	--	--	--	n/a
	Death, Disability or Qualified Retirement	--	--	75,000	234,600	--	n/a

(1)

For purposes of this table, we have assumed that our Compensation Committee has elected to accelerate all awards in each instance in which the acceleration is subject to the discretion of our Compensation Committee.

(2)	Reflects the estimated lump-sum present value of all future premiums which will be paid on behalf of the executive under our health and welfare benefit plans.
(3)	Reflects amounts payable upon a change of control where the executive’s employment continues.
(4)	These amounts are in addition to amounts payable under the preceding row “Upon Change of Control.”
(5)	Assumes the Company and Mr. Khoury agree to a twelve month severance payment instead of twelve months notice of termination.

OTHER INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Under the securities laws, our directors and executive officers are required to report their initial ownership of our common stock and any subsequent changes in that ownership to the SEC.  Specific due dates for these reports have been established and we are required to disclose in this proxy statement if a director or executive officer filed a late report.  During fiscal 2010, there were no delinquent reports.  In making these disclosures, we have relied solely on written representations of our directors and executive officers and copies of the reports filed with the SEC.

Shareholder Proposals

Our Corporate Secretary must receive shareholder proposals no later than April 7, 2011 to be considered for inclusion in our proxy materials for our next annual meeting.  Additionally, our advance notice by-law provisions require that any shareholder proposal to be presented from the floor of the next annual meeting must be received by our Corporate Secretary not later than the 60th day nor earlier than the 90th day prior to September 16, 2011 (the first anniversary of the preceding year’s annual meeting). If the date of our next annual meeting is more than 30 days before or more than 60 days after September 16, 2011, shareholder proposals must be delivered no earlier than the 90th day prior to such annual meeting date and not later than the later of the 60th day prior to such annual meeting date or the 10th day following our public announcement of the meeting date for such annual meeting.  Also, such proposal must be, under law, an appropriate subject for shareholder action in order to be brought before the meeting and must contain the information required by the advance notice by-law provision.  These notices should be directed to the Corporate Secretary of Methode Electronics, Inc. at 7401 West Wilson Avenue, Chicago, Illinois 60706.

Other Matters

Neither our board of directors nor management knows of any other business that will be presented at the annual meeting.  Should any other business properly come before the annual meeting, the persons named in the enclosed proxy will vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Warren L. Batts

Chairman

Chicago, Illinois

August 5, 2010

Appendix A

METHODE ELECTRONICS, INC. 2010 CASH INCENTIVE PLAN

1.

Preamble.

Methode Electronics, Inc., a Delaware corporation (the “Company”), hereby establishes the Methode Electronics, Inc. 2010 Cash Incentive Plan (the “Plan”) as an incentive for selected officers and key employees of the Company to improve corporate performance by providing each participating officer and other selected key employees with an opportunity to receive a cash incentive payment based upon the accomplishment of certain performance criteria.

2.

Definitions and Rules of Construction.

2.01

Definitions.

(a)

“Affiliate” means any entity in which, in the opinion of the Committee, the Company has a significant economic interest during any period.

(b)

“Award” means the grant of a cash incentive award hereunder.

(c)

“Award Date” means the date upon which an Award is granted to a Participant under the Plan.

(d)

“Board” or “Board of Directors” means the board of directors of the Company.

(e)

“Cause” means:

(i)

Participant’s conviction of a felony;

(ii)

Participant’s commission of any act or acts of personal dishonesty intended to result in substantial personal enrichment to Participant to the detriment of the Company;

(iii)

repeated violations of Participant’s responsibilities which are demonstrably willful and deliberate, provided that such violations have continued more than ten (10) days after the Board of Directors of the Company has given written notice of such violations and of its intention to terminate Participant’s employment because of such violations;

(iv)

any willful misconduct by the Participant which affects the business reputation of the Company;

(v)

breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company or any Affiliate or Subsidiary; or

(vi)

Participant’s violation of the Company’s code of conduct.

The Participant shall be considered to have been discharged for “Cause” if the Company determines, within thirty (30) days after the Participant’s resignation, that discharge for Cause was warranted.

(f)

“Change of Control” shall be deemed to have occurred on the first to occur of any of the following as a result of one transaction or a series of transactions:

(i)

the date any one “person” or more than one person acting as a “group” (as such terms as used in the Securities Exchange Act of 1934, as amended) acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person(s)) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company;

(ii)

the date a majority of the members of the Company’s Board of Directors is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the Company’s Board of Directors before the date of the appointment or election; or

(iii)

the date any one “person” or more than one person acting as a “group” (as such terms as used in the Securities Exchange Act of 1934, as amended) acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% percent of the fair market value or total voting power of the stock of the Company.

Notwithstanding the foregoing, however, in any circumstance or transaction in which compensation resulting from or in respect of an Award would result in the imposition of an additional tax under Section 409A of the Code if the foregoing definition of “Change of Control” were to apply, but would not result in the imposition of any additional tax if the term “Change of Control” were defined herein to mean a “change in control event” within the meaning of Treasury Regulation Section  1.409A-3(i)(5), then “Change of Control” shall mean a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), but only to the extent necessary to prevent such compensation from becoming subject to an additional tax under Section 409A of the Code.

(g)

“Code” means the Internal Revenue Code of 1986, as amended from time to time or any successor thereto.

(h)

“Committee” means the Compensation Committee of the Board of Directors.

(i)

“Company” means Methode Electronics, Inc., a Delaware corporation, and any successor thereto.

(j)

“Family Members” mean with respect to an individual, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the individual’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the individual) control the management of assets, and any other entity in which these persons (or the individual) own more than 50% of the voting interests.

(k)

“Participant” means an individual to whom an Award has been granted under the Plan.

(l)

“Plan” means the Methode Electronics, Inc. 2010 Cash Incentive Plan, as set forth herein and from time to time amended.

(m)

“Subsidiary” means any entity during any period of which the Company owns or controls more than 50% of (i) the outstanding capital stock, or (ii) the combined voting power of all classes of stock.

2.02

Rules of Construction.

(a)

Governing Law and Venue.  The construction and operation of this Plan are governed by the laws of the State of Illinois without regard to any conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction, and any litigation arising out of this Plan shall be brought in the Circuit Court of the State of Illinois or the United States District Court for the Eastern Division of the Northern District of Illinois.

(b)

Undefined Terms.  Unless the context requires another meaning, any term not specifically defined in this Plan is used in the sense given to it by the Code.

(c)

Headings.  All headings in this Plan are for reference only and are not to be utilized in construing the Plan.

(d)

Conformity with Section 162(m).  Any awards issued to covered employees (as defined in Section 162(m) of the Code) with any of the performance criteria listed in Section 5 are intended to qualify as performance-based compensation under Section 162(m) of the Code to which the applicable remuneration limits of Section 162(m)(1) do not apply.

(e)

Conformity with Section 409A.  Awards under the Plan are intended to comply with Section 409A of the Code or an exception to Section 409A of the Code, and all provisions of the Plan shall be construed in conformity with this intention.  To the extent required by Section 409A of the Code, any reference to “termination of employment,” “discharge,” “resignation,” or “retirement” shall not be sufficient to constitute a payment event for purposes of Section 409A of the Code unless such event also constitutes a “separation from service” within the meaning of Section 409A of the Code.

If a Participant is a “specified employee” within the meaning of Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of the Participant’s separation from service, to the extent any payment under this Plan constitutes deferred compensation within the meaning of Section 409A of the Code (after taking into account any applicable exemptions from Section 409A of the Code) that is payable upon a separation from service, then, to the extent required by Section 409A of the Code, no payments due under this Plan may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, on the first day of the seventh month following the Participant’s separation from service.

Notwithstanding any provision of the Plan or any agreement evidencing an Award to the contrary, in the event that the Committee determines that any Award may not or does not comply with Section 409A of the Code, the Board of Directors or the Committee may adopt such amendments to the Plan and the agreement evidencing the affected Award (without Participant consent) or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee or Board of Directors, as applicable, determines are necessary or appropriate to comply with the requirements of Section 409A of the Code.  If this Plan or an Award fails to meet the requirements of Section 409A of the Code, neither the Company nor any of its Affiliates shall have any liability for any tax penalty or interest imposed on a Participant by Section 409A of the Code, and the Participant shall have no recourse against the Company or any of its Affiliates for payment of any such tax, penalty, or interest imposed by Section 409A of the Code.

(f)

Gender.  Unless clearly inappropriate, all nouns of whatever gender refer indifferently to persons of any gender.

(g)

Singular and Plural.  Unless clearly inappropriate, singular terms refer also to the plural and vice versa.

(h)

Severability.  If any provision of this Plan is determined to be illegal or invalid for any reason, the remaining provisions are to continue in full force and effect and to be construed and enforced as if the illegal or invalid provision did not exist, unless the continuance of the Plan in such circumstances is not consistent with its purposes.

3.

Administration.

The Committee shall administer the Plan.  All determinations of the Committee are made by a majority vote of its members.  The Committee’s determinations are final and binding on all Participants.  In addition to any other powers set forth in this Plan, the Committee has the following powers:

(a)

to construe and interpret the Plan;

(b)

to establish, amend and rescind appropriate rules and regulations relating to the Plan;

(c)

subject to the terms of the Plan, to select the individuals who will receive Awards, the times when they will receive them, the form of agreements which evidence such Awards, the amount of such Award, the performance targets to be achieved to receive payment of the Award, the expiration date applicable to each Award and other terms, provisions and restrictions of the Awards (which need not be identical) and subject to Section 14 hereof, to amend or modify any of the terms of outstanding Awards;

(d)

to contest on behalf of the Company or Participants, at the expense of the Company, any ruling or decision on any matter relating to the Plan or to any Awards; and

(e)

generally, to administer the Plan, and to take all such steps and make all such determinations in connection with the Plan and the Awards granted thereunder as it may deem necessary or advisable.

Except to the extent prohibited by applicable law, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it.  Any such allocation or delegation may be revoked by the Committee at any time.

4.

Eligible Participants.

Present and future officers and key employees of the Company or any Subsidiary shall be eligible to participate in the Plan.  The Committee from time to time shall select those officers and key employees of the Company and any Subsidiary of the Company who shall be designated as Participants and shall designate in accordance with the terms of the Plan the amount of any Award to be awarded to each Participant.

5.

Performance Criteria (162(m) Awards).

Subject to the terms of the Plan, the Committee, in its discretion, may make the grant or vesting of an Award to a “covered employee” (as defined in Section 162(m) of the Code and the regulations thereunder), or any other Participant who is a key employee of the Company or a Subsidiary and is identified as a covered employee in the agreement evidencing the Award, subject to performance criteria (a “162(m) Award”).  All 162(m) Awards shall be granted by the Committee when composed of two or more outside directors, as prescribed by Section 162(m) of the Code and the regulations thereunder.  The Committee shall certify that the performance goals and other material terms have been satisfied before payment of a 162(m) Award is made.  All 162(m) Awards shall be paid solely on account of the attainment of one or more pre-established, objective performance goals, which goals shall be established on a timely basis, in conformity with the timing requirements of Section 162(m) of the Code.  Notwithstanding any

provision of the Plan to the contrary, the Committee shall not have discretion to waive or amend such performance goals or to increase the amount payable pursuant to a 162(m) Award after the performance goals have been established; provided, however, the Committee may, in its sole discretion, reduce the amount that would otherwise be payable with respect to any 162(m) Award; and provided further that the Committee shall have the authority, to the extent consistent with the “qualified performance-based compensation” exception of Section 162(m) of the Code and Treasury Regulation Section 1.162-27(e), to make equitable adjustments to the performance goals in recognition of unusual or nonrecurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

Permissible performance goals include any one of the following or combination thereof which may be applicable on a Company-wide basis and/or with respect to operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures:

(a)

meeting specific targets for or growth in:

(1)

stock price,

(2)

net sales (dollars or volume),

(3)

cash flow,

(4)

operating income,

(5)

net income,

(6)

earnings per share,

(7)

earnings before taxes,

(8)

earnings before interest and taxes,

(9)

earnings before interest, taxes, depreciation and amortization (EBITDA),

(10)

internal enterprise value (the product of the last twelve (12) months EBITDA times the "historic multiple of EBITDA" adjusted for cash, short-term investments on hand, debt and preferred stock at the end of the measurement period.  The "historic multiple of EBITDA" is determined by dividing (i) the product of the average price per share of Common Stock for the year of measurement (adjusted for cash, short-term investments on hand, debt and preferred stock at the end of the measurement period) times the average number of shares of Common Stock outstanding during the year of measurement, by (ii) the actual EBITDA for the corresponding year.  Internal enterprise value can be based on a gross value or a per share of Common Stock basis), or

(11)

external enterprise value (the fair market value per share of Common Stock as determined by a bona fide offer for the purchase of the Company’s Common Stock outstanding (including any stock equivalents convertible to Common Stock));

(b)

return on:

(1)

net sales,

(2)

assets or net assets, or

(3)

invested capital;

(c)

management of:

(1)

working capital,

(2)

expenses,

(3)

cash flow,

(4)

debt or debt service, or

(5)

leverage;

(d)

meeting specific targets for or growth in:

(1)

productivity,

(2)

specified product lines,

(3)

market share,

(4)

product development,

(5)

customer service or satisfaction,

(6)

employee satisfaction,

(7)

strategic innovation, or

(8)

acquisitions;

(e)

specific personal performance improvement objectives relative to:

(1)

formal education,

(2)

executive training,

(3)

leadership training; or

(4)

succession planning;

(f)

any other criteria established by the Committee (but only if such other criteria are approved by the stockholders).

The material terms of this Plan shall be disclosed and approved by stockholders prior to payment of any 162(m) Award, in conformity with the requirements under Section 162(m) of the Code.  Subject to such deferral and/or other conditions as may be permitted or required by the Committee, cash amounts earned under an award will be paid or distributed as soon as practicable following the Committee’s determination and certification of such amounts.  Unless such a 162(m) Award is properly deferred under Section 9, all 162(m) Awards shall be paid to the Participant within two and one-half (2½) months after the end of the Company’s or the Participant’s taxable year in which the Participant became entitled to the payment of the 162(m) Award.  Notwithstanding anything to the contrary contained herein, no Participant may earn more than two (2) times his or her annual base salary at the beginning of the applicable performance period pursuant to an Award made under the Plan, except that Tandem Cash Awards shall be subject to a different limitation.  A Tandem Cash Award is an Award made under this Plan which Award is made at the same time as a restricted stock award.  Tandem Cash Awards shall have a maximum value of 50% of the aggregate fair market value as of the vesting date of the tandem restricted stock award.  Both a Tandem Cash Award and an award that is not a Tandem Cash Award subject to the dollar limitation listed above may be made in the same calendar year.  Any 162(m) Award that fails to meet the requirements under this Section 5 or the requirements under Section 162(m) and its regulations shall not be nullified or voided.  Instead, the Company may delay payment of such a 162(m) Award until the first date on which the Company anticipates or reasonably should anticipate that, if the payment were made on such date, the deduction with respect to such payment would no longer be restricted due to the application of Section 162(m) of the Code.

6.

Terms and Conditions of Cash Incentive Awards.

The Committee may, in its discretion, grant an Award to any Participant under the Plan.  Each Award shall be evidenced by an agreement between the Company and the Participant.  Such Award shall specify a performance period and performance criteria that must be satisfied in order for a payment to be made.  Such performance criteria may (but need not) include the goals itemized in Section 5 above.  The Award agreement shall specify the amount to be paid (or formula for determining the payment amount), the payment schedule for such Award, the expiration of such Award, and such other information necessary or desirable for the proper administration of such Award.  Unless such Award is properly deferred under Section 9, all Awards shall be paid to the Participant within two and one-half (2 ½) months after the end of the Company’s or the Participant’s taxable year in which the Participant became entitled to the Award payment.

7.

Acceleration of Payment.

Notwithstanding the above schedule, unless otherwise determined by the Committee and set forth in the agreement evidencing an Award, payment of a Participant’s Awards shall accelerate if a Participant’s employment with the Company and its Subsidiaries and Affiliates or service on the board of directors of the Company, a Subsidiary or an Affiliate is terminated due to: (i) retirement on or after such Participant’s sixty-fifth birthday; (ii) retirement on or after such Participant’s fifty-fifth birthday with consent of the Company; (iii) retirement at any age on account of disability within the meaning of Treasury Regulation Section 1.409A-3(i)(4); or (iv) death.  Any such payment shall be made within thirty (30) days following such retirement or death and shall be pro rated based on the performance to the date of retirement or death, as applicable.  The proration shall be based upon the method set forth in the agreements evidencing the applicable Awards, or if no method is specified, based upon the total number of days during the performance period prior to the date of retirement or death, as applicable, in relation to the total number of days during the performance period.

A Participant’s employment shall not be considered to be terminated hereunder by reason of a transfer of his employment from the Company to a Subsidiary or Affiliate, or vice versa, or a leave of absence approved by the Participant’s employer.  A Participant’s employment shall be considered to be terminated hereunder if, as a result of a sale or other transaction, the Participant’s employer ceases to be a Subsidiary or Affiliate (and the Participant’s employer is or becomes an entity that is separate from the Company and its Subsidiaries and Affiliates).

8.

Effect of Change of Control.

Unless otherwise determined by the Committee and set forth in the agreement evidencing an Award, immediately following a Change of Control, payment of any outstanding Award shall be accelerated and paid within thirty (30) days following such Change of Control.  Payment of an Award shall be pro rated based on the performance to the date of the Change of Control.  The proration shall be based upon the method set forth in the agreements evidencing the applicable Awards, or if no method is specified, based upon the total number of days during the performance period prior to the Change of Control in relation to the total number of days during the performance period.

Payment of an Award subject to performance criteria shall be made on a pro rata basis, based on performance to date and on the total number of days during the performance period before the Change of Control in relation to the entire performance period.

9.

Deferrals.

A Participant may elect to defer receipt of all or a portion of an Award payment, subject to the rules listed below:

(a)

a deferral may be made for any amount of time, if the election is received by the Committee no later than the calendar year prior to the date of the grant of the applicable Award;

(b)

a deferral may be made no later than twelve (12) months before the portion of the Award vests, but payment must be deferred for at least five (5) years from the original payment date;

(c)

a Participant who first becomes eligible to participate in the Plan (or any other plan subject to the aggregation rules under Section 409A of the Code) may make a deferral for any amount of time, but such deferral must be made within the first thirty (30) days in which the Participant becomes eligible to participate and the deferral may only apply to compensation earned after the election is made;

(d)

a deferral may be made for any amount of time, but

(1)

such election must be made within thirty (30) days of the grant;

(2)

such election may only apply with respect to the portion of the Award whose vesting is contingent on the Participant performing services for at least an additional twelve (12) months from the date of election; and

(3)

such election may not be not effective until twelve (12) months from the date it is made; or

(e)

a deferral may be made for any amount of time up until six (6) months before the Award vests if the Award is for performance-based compensation (as determined under Section 409A of the Code) measured over a period of at least twelve (12) months and either

(1)

the amount of the compensation cannot be reasonably ascertained at the time of the election, or

(2)

the performance requirement is still not substantially certain to be met at the time of the election.

Notwithstanding any other provision of this Plan, a deferred Award shall be accelerated and paid out upon a Participant’s separation from service as defined in Section 409A of the Code or death, except that a Participant who is a “specified employee” under Section 409A of the Code shall have the payment of such Participant’s deferred Award delayed for an additional six (6) months after his separation from service to the extent required to comply with Section 409A of the Code.

10.

Nontransferability of Awards.

All Awards granted pursuant to this Plan are transferable by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, or in the Committee’s discretion after vesting.  With the approval of the Committee, a Participant may transfer an Award for no consideration to or for the benefit of one or more Family Members of the Participant subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Award prior to such transfer.  The transfer of an Award pursuant to this Section 10 shall include a transfer of the right set forth in Section 14 hereof to consent to an amendment or revision of the Plan and, in the discretion of the Committee, shall also include transfer of ancillary rights associated with the Award.

11.

Withholding Taxes.

The Committee may, in its discretion and subject to such rules as it may adopt, permit or require a Participant to pay all or a portion of the federal, state and local taxes, including FICA and Medicare withholding tax, arising in connection with any Awards.

12.

No Right to Employment.

Participation in the Plan will not give any Participant a right to be retained as an employee or director of the Company, its Subsidiaries, or an Affiliate, or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the Plan.

13.

Funding.

No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets in a manner that would provide any Participant any rights that are greater than those of a general creditor of the Company, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund if such action would provide any Participant with any rights that are greater than those of a general creditor of the Company.  Participants shall have no rights under the Plan other than as unsecured general creditors of the Company except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under applicable law.  However, the Company may establish a “Rabbi Trust” for purposes of securing the payment pursuant to or following a Change of Control provided the funding of such trust does not violate Section 409A(b)(3) of the Code.

14.

Amendment of the Plan.

The Board of Directors may from time to time amend or revise the terms of this Plan in whole or in part, subject to the following limitations.  No amendment may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, no such consent shall be required if the Committee determines in its sole and absolute discretion that the amendment or revision is required or advisable in order for the Company, the Plan or the Award to satisfy applicable law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (ii) is otherwise in the best interests of the Company or its stockholders.  The Committee may, but need not, take the tax consequences to affected Participants into consideration in acting under the preceding sentence.

15.

Forfeiture; Clawback.

The Committee may, in its sole discretion, specify in the applicable agreement evidencing an Award that any realized gain with respect to options or stock appreciation rights and any realized value with respect to other Awards shall be subject to forfeiture or clawback, in the event of (i) a Participant’s breach of any non-competition, non-solicitation, confidentiality or other restrictive covenants with respect to the Company or any of its Affiliates or (ii) a financial restatement that reduces the amount of bonus or incentive compensation previously awarded to a Participant that would have been earned had results been properly reported.

16.

Effective Date and Termination of Plan.

(a)

Effective Date.  This Plan is effective as of the date of its approval by the stockholders of the Company.  Awards may be made under this Plan prior to stockholder approval, but such Awards shall be conditioned on the approval of this Plan by stockholders of the Company.

(b)

Termination of the Plan.  The Plan will terminate five (5) years after the date it is approved by the Board of Directors; provided, however, that the Board of Directors may terminate the Plan at any time prior thereto.  Termination of the Plan will not affect the rights and obligations of any Participant with respect to Awards granted before termination.

Appendix B

METHODE ELECTRONICS, INC. 2010 STOCK PLAN

1.

Preamble.

Methode Electronics, Inc., a Delaware corporation (the “Company”), hereby establishes the Methode Electronics, Inc. 2010 Stock Plan (the “Plan”) as a means whereby the Company may, through awards of (i) incentive stock options (“ISOs”) within the meaning of Section 422 of the Code, (ii) non-qualified stock options (“NSOs”), (iii) stock appreciation rights (“SARs”), (iv) restricted stock (“Restricted Stock”); (v) restricted stock units (“Restricted Stock Units”) and (vi) performance share units (“Performance Share Units”):

(a)

provide selected officers, directors and key employees with additional incentive to promote the success of the Company’s business;

(b)

encourage such persons to remain in the service of the Company; and

(c)

enable such persons to acquire proprietary interests in the Company.

The provisions of this Plan do not apply to or affect any option, stock appreciation right, restricted stock, restricted stock unit or performance share unit award hereafter granted under any other stock plan of the Company, and all such option, stock appreciation right, restricted stock, restricted stock unit or performance share unit awards shall be governed by and subject to the applicable provisions of the plan under which they will be granted.

2.

Definitions and Rules of Construction.

2.01

Definitions.

(a)

“Affiliate” means any entity in which, in the opinion of the Committee, the Company has a significant economic interest during any period.

(b)

“Award” means the grant of Options, SARs, Restricted Stock, Restricted Stock Units, and/or Performance Share Units to a Participant.

(c)

“Award Date” means the date upon which an Award is granted to a Participant under the Plan.

(d)

“Board” or “Board of Directors” means the board of directors of the Company.

(e)

“Cause” means:

(i)

Participant’s conviction of a felony;

(ii)

Participant’s commission of any act or acts of personal dishonesty intended to result in substantial personal enrichment to Participant to the detriment of the Company;

(iii)

repeated violations of Participant’s responsibilities which are demonstrably willful and deliberate, provided that such violations have continued more than ten (10) days after the Board of Directors of the Company has given written notice of such violations and of its intention to terminate Participant’s employment because of such violations;

(iv)

any willful misconduct by the Participant which affects the business reputation of the Company;

(v)

breach by the Participant of any provision of any employment, consulting, advisory, nondisclosure, non-competition or other similar agreement between the Participant and the Company or any Affiliate or Subsidiary; or

(vi)

Participant’s violation of the Company’s code of conduct.

The Participant shall be considered to have been discharged for “Cause” if the Company determines, within thirty (30) days after the Participant’s resignation, that discharge for Cause was warranted.

(f)

“Change of Control” shall be deemed to have occurred on the first to occur of any of the following as a result of one transaction or a series of transactions:

(i)

the date any one “person” or more than one person acting as a “group” (as such terms are used in the Exchange Act) acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person(s)) ownership of Common Stock possessing 30% or more of the total voting power of the Common Stock of the Company;

(ii)

the date a majority of the members of the Company’s Board of Directors is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the Company’s Board of Directors before the date of the appointment or election; or

(iii)

the date any one “person” or more than one person acting as a “group” (as such terms are used in the Exchange Act) acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the Fair Market Value or total voting power of the Common Stock of the Company.

Notwithstanding the foregoing, however, in any circumstance or transaction in which compensation resulting from or in respect of an Award would result in the imposition of an additional tax under Section 409A of the Code if the foregoing definition of “Change of Control” were to apply, but would not result in the imposition of any additional tax if the term “Change of Control” were defined herein to mean a “change in control event” within the meaning of Treasury Regulation Section  1.409A-3(i)(5), then “Change of Control” shall mean a “change in control event” within the meaning of Treasury Regulation Section 1.409A-3(i)(5), but only to the extent necessary to prevent such compensation from becoming subject to an additional tax under Section 409A of the Code.

(g)

“Code” means the Internal Revenue Code of 1986, as amended from time to time or any successor thereto.

(h)

“Committee” means the Compensation Committee of the Board of Directors.

(i)

“Common Stock” means common stock of the Company, par value $.50 per share.

(j)

“Company” means Methode Electronics, Inc., a Delaware corporation, and any successor thereto.

(k)

“Exchange Act” means the Securities Exchange Act of 1934, as it exists now or from time to time may hereafter be amended.

(l)

“Fair Market Value” means as of any date, the closing price for the Common Stock on that date, or if no sales occurred on that date, the next trading day on which actual sales occurred (as reported on the New York Stock Exchange Composite Tape or any securities exchange or automated quotation system of a registered securities association on which the Common Stock is then traded or quoted).

(m)

“Family Members” mean with respect to an individual, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the individual’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the individual) control the management of assets, and any other entity in which these persons (or the individual) own more than 50% of the voting interests.

(n)

“ISO” means an incentive stock option within the meaning of Section 422 of the Code.

(o)

“NSO” means a non-qualified stock option which is not intended to qualify as an incentive stock option under Section 422 of the Code.

(p)

“Option” means the right of a Participant, whether granted as an ISO or an NSO, to purchase a specified number of shares of Common Stock, subject to the terms and conditions of the Plan.

(q)

“Option Price” means the price per share of Common Stock at which an Option may be exercised.

(r)

“Participant” means an individual to whom an Award has been granted under the Plan.

(s)

“Performance Share Unit” means a unit awarded to a Participant pursuant to Section 11 of this Plan.

(t)

“Plan” means the Methode Electronics, Inc. 2010 Stock Plan, as set forth herein and from time to time amended.

(u)

“Restricted Stock” means the Common Stock awarded to a Participant pursuant to Section 9 of this Plan.

(v)

“Restricted Stock Unit” means a unit awarded to a Participant pursuant to Section 9 of this Plan evidencing the right of a Participant to receive a fixed number of shares of Common Stock at some future date.

(w)

“SAR” means a stock appreciation right issued to a Participant pursuant to Section 10 of this Plan.

(x)

“SEC” means the Securities and Exchange Commission.

(y)

“Subsidiary” means any entity during any period of which the Company owns or controls more than 50% of:

(i)

the outstanding capital stock, or

(ii)

the combined voting power of all classes of stock.

2.02

Rules of Construction.

(a)

Governing Law and Venue.  The construction and operation of this Plan are governed by the laws of the State of Illinois without regard to any conflicts or choice of law rules or principles that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction, and any litigation arising out of this Plan shall be brought in the Circuit Court of the State of Illinois or the United States District Court for the Eastern Division of the Northern District of Illinois.

(b)

Undefined Terms.  Unless the context requires another meaning, any term not specifically defined in this Plan is used in the sense given to it by the Code.

(c)

Headings.  All headings in this Plan are for reference only and are not to be utilized in construing the Plan.

(d)

Conformity with Section 162(m).  Any Awards issued to covered employees (as defined in Section 162(m) of the Code) with any of the performance criteria listed in Section 6 are intended to qualify as performance-based compensation under Section 162(m) of the Code to which the applicable remuneration limits of Section 162(m)(1) of the Code do not apply, and all provisions of the Plan relating to such Awards shall be construed in conformity with this intention.

(e)

Conformity with Section 409A.  Awards under the Plan are intended to comply with Section 409A of the Code or an exception to Section 409A of the Code, and all provisions of the Plan shall be construed in conformity with this intention.  To the extent required by Section 409A of the Code, any reference to “termination of employment,” “discharge,” “resignation,” or “retirement” shall not be sufficient to constitute a payment event for purposes of Section 409A of the Code unless such event also constitutes a “separation from service” within the meaning of Section 409A of the Code.

If a Participant is a “specified employee” within the meaning of Section 409A of the Code (and as applied according to procedures of the Company and its Affiliates) as of the Participant’s separation from service, to the extent any payment under this Plan constitutes deferred compensation within the meaning of Code (after taking into account any applicable exemptions from Section 409A of the Code) that is payable upon a separation from service, then, to the extent required by Section 409A of the Code, no payments due under this Plan may be made until the earlier of: (i) the first day of the seventh month following the Participant’s separation from service, or (ii) the Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, on the first day of the seventh month following the Participant’s separation from service.

Notwithstanding any provision of the Plan or any agreement evidencing an Award to the contrary, in the event that the Committee determines that any Award may not or does not comply with Section 409A of the Code, the Board of Directors or the Committee may adopt such amendments to the Plan and the agreement evidencing the affected Award (without Participant consent) or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee or Board of Directors, as applicable, determines are necessary or appropriate to comply with the requirements of Section 409A of the Code.  If this Plan or an Award fails to meet the requirements of Section 409A of the Code, neither the Company nor any of its Affiliates shall have any liability for any tax penalty or interest imposed on a Participant by Section 409A of the Code, and the Participant shall have no recourse against the Company or any of its Affiliates for payment of any such tax, penalty, or interest imposed by Section 409A of the Code.

(f)

Conformity with Section 422.  Any ISOs issued under this Plan are intended to qualify as incentive stock options described in Section 422 of the Code, and all provisions of the Plan relating to ISOs shall be construed in conformity with this intention.  Any NSOs issued under this Plan are not intended to qualify as incentive stock options described in Section 422 of the Code, and all provisions of the Plan relating to NSOs shall be construed in conformity with this intention.

(g)

Gender.  Unless clearly inappropriate, all nouns of whatever gender refer indifferently to persons of any gender.

(h)

Singular and Plural.  Unless clearly inappropriate, singular terms refer also to the plural and vice versa.

(i)

Severability.  If any provision of this Plan is determined to be illegal or invalid for any reason, the remaining provisions are to continue in full force and effect and to be construed and enforced as if the illegal or invalid provision did not exist, unless the continuance of the Plan in such circumstances is not consistent with its purposes.

3.

Stock Subject to the Plan.

Subject to adjustment as provided in Section 15 hereof, the aggregate number of shares of Common Stock for which Awards may be issued under this Plan may not exceed 2,000,000 shares.  Reserved shares may be either authorized but unissued shares or treasury shares, in the Board’s discretion.  If any Award shall terminate, expire, be cancelled or forfeited as to any number of shares of Common Stock, new Awards may thereafter be awarded with respect to such shares.  Notwithstanding the foregoing, the total number of shares of Common Stock with respect to which Awards may be granted to any Participant in any calendar year shall not exceed 340,000 shares (subject to adjustment as provided in Section 15 hereof).

4.

Administration.

The Committee shall administer the Plan.  All determinations of the Committee are made by a majority vote of its members.  The Committee’s determinations are final and binding on all Participants.  In addition to any other powers set forth in this Plan, the Committee has the following powers:

(a)

to construe and interpret the Plan;

(b)

to establish, amend and rescind appropriate rules and regulations relating to the Plan;

(c)

subject to the terms of the Plan, to select the individuals who will receive Awards, the times when they will receive them, the form of agreements which evidence such Awards, the number of Options, Restricted Stock, Restricted Stock Units, Performance Share Units and/or SARs to be subject to each Award, the Option Price, the vesting schedule (including any performance targets to be achieved in connection with the vesting of any Award), the expiration date applicable to each Award and other terms, provisions and restrictions of the Awards (which need not be identical) and subject to Section 21 hereof, to amend or modify any of the terms of outstanding Awards provided, however, that except as permitted by Section 15.01, no outstanding Award may be repriced, whether through cancellation of the Award and the grant of a new Award, or the amendment of the Award, without the approval of the stockholders of the Company;

(d)

to contest on behalf of the Company or Participants, at the expense of the Company, any ruling or decision on any matter relating to the Plan or to any Awards;

(e)

generally, to administer the Plan, and to take all such steps and make all such determinations in connection with the Plan and the Awards granted thereunder as it may deem necessary or advisable; and

(f)

to determine the form in which tax withholding under Section 18 of this Plan will be made (i.e., cash, Common Stock or a combination thereof).

Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it.  Any such allocation or delegation may be revoked by the Committee at any time.

5.

Eligible Participants.

Present and future directors, officers and key employees of the Company or any Subsidiary shall be eligible to participate in the Plan.  The Committee from time to time shall select those officers, directors and key employees of the Company and any Subsidiary of the Company who shall be designated as Participants and shall designate in accordance with the terms of the Plan the number, if any, of ISOs, NSOs, SARs, Restricted Stock Units, Performance Share Units and shares of Restricted Stock or any combination thereof, to be awarded to each Participant.

6.

Performance Criteria (162(m) Awards).

Subject to the terms of the Plan, the Committee, in its discretion, may make the grant or vesting of an Award to a covered employee (as defined in Section 162(m) of the Code and the regulations thereunder), or any other Participant who is a key employee of the Company or a Subsidiary and is identified as a covered employee in the agreement evidencing the Award, subject to performance criteria (a “162(m) Award”).  All 162(m) Awards shall be granted by the Committee when composed of two or more outside directors, as prescribed by Section 162(m) of the Code and the regulations thereunder.  The Committee shall certify that the performance goals and other material terms have been satisfied before payment of a 162(m) Award is made.  All 162(m) Awards shall be paid solely on account of the attainment of one or more pre-established, objective performance goals, which goals shall be established on a timely basis, in conformity with the timing requirements of Section 162(m) of the Code.  Notwithstanding any provision of the Plan to the contrary, the Committee shall not have discretion to waive or amend such performance goals or to increase the amount payable pursuant to a 162(m) Award after the performance goals have been established; provided, however, the Committee may, in its sole discretion, reduce the amount that would otherwise be payable with respect to any 162(m) Award; and provided further that the Committee shall have the authority, to the extent consistent with the “qualified performance-based compensation” exception of Section 162(m) of the Code and Treasury Regulation Section 1.162-27(e), to make equitable adjustments to the performance goals in recognition of unusual or nonrecurring events affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.

Permissible performance goals include any one of the following or combination thereof which may be applicable on a Company-wide basis and/or with respect to operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures:

(a)

meeting specific targets for or growth in:

(1)

stock price,

(2)

net sales (dollars or volume),

(3)

cash flow,

(4)

operating income,

(5)

net income,

(6)

earnings per share,

(7)

earnings before taxes,

(8)

earnings before interest and taxes,

(9)

earnings before interest, taxes, depreciation and amortization (EBITDA),

(10)

internal enterprise value (the product of the last twelve (12) months EBITDA times the "historic multiple of EBITDA" adjusted for cash, short-term investments on hand, debt and preferred stock at the end of the measurement period.  The "historic multiple of EBITDA" is determined by dividing (i) the product of the average price per share of Common Stock for the year of measurement (adjusted for cash, short-term investments on hand, debt and preferred stock at the end of the measurement period) times the average number of shares of Common Stock outstanding during the year of measurement, by (ii) the actual EBITDA for the corresponding year.  Internal enterprise value can be based on a gross value or a per share of Common Stock basis), or

(11)

external enterprise value (the fair market value per share of Common Stock as determined by a bona fide offer for the purchase of the Company’s Common Stock outstanding (including any stock equivalents convertible to Common Stock));

(b)

return on:

(1)

net sales,

(2)

assets or net assets, or

(3)

invested capital;

(c)

management of:

(1)

working capital,

(2)

expenses,

(3)

cash flow,

(4)

debt or debt service, or

(5)

leverage;

(d)

meeting specific targets for or growth in:

(1)

productivity,

(2)

specified product lines,

(3)

market share,

(4)

product development,

(5)

customer service or satisfaction,

(6)

employee satisfaction,

(7)

strategic innovation, or

(8)

acquisitions;

(e)

specific personal performance improvement objectives relative to:

(1)

formal education,

(2)

executive training,

(3)

leadership training, or

(4)

succession planning;

(f)

any other criteria established by the Committee (but only if such other criteria are approved by the stockholders).

The material terms of this Plan shall be disclosed and approved by stockholders prior to payment of any 162(m) Award, in conformity with the requirements under Section 162(m) of the Code.  Notwithstanding anything to the contrary contained herein, no Participant may be granted more than 340,000 shares (subject to adjustment as provided in Section 15 hereof) in any calendar year pursuant to a 162(m) Award made under the Plan.  Any 162(m) Award that fails to meet the requirements under this Section 6 or the requirements under Section 162(m) and its regulations shall not be nullified or voided.  Instead, the Company may delay payment of such a 162(m) Award until the first date on which the Company anticipates or reasonably should anticipate that, if the payment were made on such date, the deduction with respect to such payment would no longer be restricted due to the application of Section 162(m) of the Code.

7.

Terms and Conditions of Non-Qualified Stock Option Awards.

Subject to the terms of the Plan, the Committee, in its discretion, may award an NSO to any Participant.  Each NSO shall be evidenced by an agreement, in such form as is approved by the Committee, and except as otherwise provided by the Committee in such agreement, each NSO shall be subject to the following express terms and conditions, and to such other terms and conditions, not inconsistent with the Plan, as the Committee may deem appropriate:

7.01

Option Period.  Each NSO will expire as of the earliest of:

(a)

the date on which it is forfeited under the provisions of Sections 13.01 and 13.03;

(b)

ten (10) years from the Award Date;

(c)

in the case of a Participant who is an employee of the Company or a Subsidiary, three (3) months after the Participant’s termination of employment with the Company and its Subsidiaries and Affiliates for any reason other than for Cause or death or total and permanent disability;

(d)

in the case of a Participant who is a member of the board of directors of the Company or a Subsidiary or Affiliate, but not an employee of the Company, a Subsidiary or an Affiliate, three (3) months after the Participant’s termination as a member of the board for any reason other than for Cause or death or total and permanent disability;

(e)

immediately upon the Participant’s termination of employment with the Company and its Subsidiaries and Affiliates or service on a board of directors of the Company or a Subsidiary or Affiliate for Cause;

(f)

twelve (12) months after the Participant’s death or total and permanent disability; or

(g)

any other date specified by the Committee when the NSO is granted.

The periods set forth above shall be tolled during any period for which employees of the Company are prohibited by the Company from engaging in transactions in the Company’s securities.

7.02

Option Price.  At the time granted, the Committee shall determine the Option Price of any NSO, which shall be no less than 100% of the Fair Market Value of the Common Stock subject to the NSO on the Award Date and in the absence of such determination, the Option Price shall be 100% of the Fair Market Value of the Common Stock subject to the NSO on the Award Date.

7.03

Vesting.  Unless otherwise determined by the Committee and set forth in the agreement evidencing an Award, NSO Awards shall vest in accordance with Sections 13.01 and 13.03.

7.04

Other Option Provisions.  The form of NSO authorized by the Plan may contain such other provisions as the Committee may from time to time determine.

8.

Terms and Conditions of Incentive Stock Option Awards.

Subject to the terms of the Plan, the Committee, in its discretion, may award an ISO to any employee of the Company or a Subsidiary.  Each ISO shall be evidenced by an agreement, in such form as is approved by the Committee, and except as otherwise provided by the Committee, each ISO shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Committee may deem appropriate:

8.01

Option Period.  Each ISO will expire as of the earliest of:

(a)

the date on which it is forfeited under the provisions of Section 13.01 and 13.03;

(b)

ten (10) years from the Award Date, except as set forth in Section 8.02 below;

(c)

immediately upon the Participant’s termination of employment with the Company and its Subsidiaries for Cause;

(d)

three (3) months after the Participant’s termination of employment with the Company and its Subsidiaries for any reason other than for Cause or death or total and permanent disability;

(e)

twelve (12) months after the Participant’s death or total and permanent disability; or

(f)

any other date (within the limits of the Code) specified by the Committee when the ISO is granted.

The periods set forth above shall be tolled during any period for which employees of the Company are prohibited by the Company from engaging in transactions in the Company’s securities.  Notwithstanding the foregoing provisions granting discretion to the Committee to determine the terms and conditions of ISOs, such terms and conditions shall meet the requirements set forth in Section 422 of the Code or any successor thereto.

8.02

Option Price and Expiration.  The Option Price of any ISO shall be determined by the Committee at the time an ISO is granted, and shall be no less than 100% of the Fair Market Value of the Common Stock subject to the ISO on the Award Date; provided, however, that if an ISO is granted to a Participant who, immediately before the grant of the ISO, beneficially owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, the Option Price shall be at least 110% of the Fair Market Value of the Common Stock subject to the ISO on the Award Date and in such cases, the exercise period specified in the Option agreement shall not exceed five (5) years from the Award Date.

8.03

Vesting.  Unless otherwise determined by the Committee and set forth in the agreement evidencing an Award, ISO Awards shall vest in accordance with Sections 13.01 and 13.03.

8.04

Other Option Provisions.  The form of ISO authorized by the Plan may contain such other provisions as the Committee may, from time to time, determine; provided, however, that such other provisions may not be inconsistent with any requirements imposed on incentive stock options under Code Section 422 and the regulations thereunder.

8.05

$100,000 Limitation.  To the extent required by Section 422 of the Code, if the aggregate Fair Market Value (determined as of the time of grant) of Common Stock with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under this Plan and all other plans of the Company and its Subsidiaries) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as NSOs.

9.

Terms and Conditions of Restricted Stock or Restricted Stock Unit Awards.

Subject to the terms of the Plan, the Committee, in its discretion, may award Restricted Stock or Restricted Stock Units to any Participant.  Each Award of Restricted Stock or Restricted Stock Units shall be evidenced by an agreement, in such form as is approved by the Committee, and all shares of Common Stock awarded to Participants under the Plan as Restricted Stock and all Restricted Stock Units shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

(a)

Restricted Period.  Except as permitted by Section 16 hereof, shares of Restricted Stock awarded under this Section 9 may not be sold, assigned, transferred, pledged or otherwise encumbered before they vest, and Restricted Stock Units may not be sold, assigned, transferred, pledged, or otherwise encumbered at any time.

(b)

Vesting.  Unless otherwise determined by the Committee and set forth in the agreement evidencing an Award, Awards of Restricted Stock and Restricted Stock Units under this Section 9 shall vest in accordance with Sections 13.01 and 13.03.

(c)

Certificate Legend for Restricted Stock Awards.  Each certificate issued in respect of shares of Restricted Stock awarded under this Section 9 shall be registered in the name of the Participant and shall bear the following (or a similar) legend until such shares have vested:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) relating to Restricted Stock contained in Section 9 of the Methode Electronics, Inc. 2010 Stock Plan and an Agreement entered into between the registered owner and Methode Electronics, Inc.  Copies of such Plan and Agreement are on file at the principal office of Methode Electronics, Inc.”

(d)

Restricted Stock Units.  In the case of an Award of Restricted Stock Units, no shares of Common Stock or other property shall be issued at the time such Award is granted.  Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units (or at such other later time as may be determined by the Committee), shares of Common Stock shall be issued to the holder of the Restricted Stock Units and evidenced in such manner as the Committee may deem appropriate.

10.

Terms and Conditions of Stock Appreciation Right Awards.

The Committee may, in its discretion, grant an SAR to any Participant under the Plan.  Each SAR shall be evidenced by an agreement between the Company and the Participant, and may relate to and be associated with all or any part of a specific ISO or NSO.  An SAR shall entitle the Participant to whom it is granted the right, so long as such SAR is exercisable and subject to such limitations as the Committee shall have imposed, to surrender any then exercisable portion of his SAR and, if applicable, the related ISO or NSO, in whole or in part, and receive from the Company in exchange, without any payment of cash (except for applicable employee withholding taxes), that number of shares of Common Stock having an aggregate Fair Market Value on the date of surrender equal to the product of (i) the excess of the Fair Market Value of a share of Common Stock on the date of surrender over the Fair Market Value of the Common Stock on the date the SARs were issued, or, if the SARs are related to an ISO or an NSO, the per share Option Price under such ISO or NSO on the Award Date, and (ii) the number of shares of Common Stock subject to such SAR, and, if applicable, the related ISO or NSO or portion thereof which is surrendered.

Except as otherwise determined by the Committee and set forth in the agreement evidencing an Award, an SAR granted in conjunction with an ISO or NSO shall terminate on the same date as the related ISO or NSO and shall be exercisable only if the Fair Market Value of a share of Common Stock exceeds the Option Price for the related ISO or NSO, and then shall be exercisable to the extent, and only to the extent, that the related ISO or NSO is exercisable.  The Committee may at the time of granting any SAR add such additional conditions and limitations to the SAR as it shall deem advisable, including, but not limited to, limitations on the period or periods within which the SAR shall be exercisable and the maximum amount of appreciation to be recognized with regard to such SAR.  Any ISO or NSO or portion thereof which is surrendered with an SAR shall no longer be exercisable.  An SAR that is not granted in conjunction with an ISO or NSO shall terminate on such date as is specified by the Committee in the agreement evidencing the SAR and shall vest in accordance with Section 13.01 and 13.03.  The Committee, in its sole discretion, may allow the Company to settle all or part of the Company’s obligation arising out of the exercise of an SAR by the payment of cash equal to the aggregate Fair Market Value of the shares of Common Stock which the Company would otherwise be obligated to deliver, less the withholding required under Section 18 hereof.

11.

Terms and Conditions of Performance Share Unit Awards.

Subject to the terms of the Plan, the Committee, in its discretion, may award Performance Share Units to any Participant.  Each Award of Performance Share Units shall be evidenced by an agreement, in such form as is approved by the Committee, and all shares of Common Stock awarded to Participants under the Plan as Performance Share Units shall be subject to the following express terms and conditions and to such other terms and conditions, not inconsistent with the Plan, as the Committee shall deem appropriate:

(a)

In the case of an Award of Performance Share Units, no shares of Common Stock or other property shall be issued at the time such Award is granted.  Upon the achievement of specified performance goals, which goals may include (but are not required to include) the criteria outlined in Section 6 above, shares of Common Stock shall be issued to the holder of the Performance Share Units and evidenced in such manner as the Committee may deem appropriate.

(b)

The Committee may elect in its sole discretion, without further approval of the stockholders, to pay to the grantee of any Performance Share Unit Award, in lieu of delivering all or any part of the Common Stock that would be otherwise delivered to the Participant, a cash amount equal to the aggregate Fair Market Value of such Common Stock that would otherwise be delivered, less all amounts as may be required by law to be withheld in the manner contemplated by Section 18 hereof.

12.

Manner of Exercise of Options.

To exercise an Option in whole or in part, a Participant (or, after such Participant’s death, such Participant’s executor or administrator) must give written notice to the Committee on a form acceptable to the Committee, stating the number of shares with respect to which such Participant intends to exercise the Option.  The Company will issue the shares with respect to which the Option is exercised upon payment in full of the Option Price.  The Committee may permit the Option Price to be paid in cash or shares of Common Stock held by the Participant having an aggregate Fair Market Value, as determined on the date of delivery, equal to the Option Price.  The Committee may also permit the Option Price to be paid by any other method permitted by law, including by delivery to the Committee from the Participant of an election directing the Company to withhold the number of shares of Common Stock from the Common Stock otherwise due upon exercise of the Option having an aggregate Fair Market Value on that date equal to the Option Price.  If a Participant pays the Option Price with shares of Common Stock which were received by the Participant upon exercise of an ISO, and such Common Stock has not been held by the Participant for at least the greater of:

(a)

two (2) years from the date the ISO was granted; or

(b)

one (1) year after the transfer of the shares of Common Stock to the Participant;

the use of the shares shall constitute a disqualifying disposition and the ISO underlying the shares used to pay the Option Price shall no longer satisfy all of the requirements of Code Section 422.

13.

Vesting.

13.01

Options.  A Participant may not exercise an Option until it has become vested.  The portion of an Award of Options that is vested depends upon the period that has elapsed since the Award Date.

The following schedule applies to any Award of Options under this Plan unless the Committee establishes a different vesting schedule on the Award Date as set forth in the Agreement evidencing the Award:

Number of Months Since Award Date	Vested Percentage
fewer than 12 months	0%
at least 12 months, but less than 24 months	33⅓%
at least 24 months, but less than 36 months	66⅔%
36 months or more	100%

Notwithstanding the above schedule, except as provided below and unless otherwise determined by the Committee and set forth in the agreement evidencing an Award, a Participant’s Awards shall become fully vested if a Participant’s employment with the Company and its Subsidiaries and Affiliates is terminated due to: (i) retirement on or after such Participant’s sixty-fifth birthday; (ii) retirement on or after such Participant’s fifty-fifth birthday with consent of the Company; (iii) retirement at any age on account of total and permanent disability as determined by the Company; or (iv) death.  Notwithstanding the foregoing, an Award to a member of the Board of Directors who is not an employee of the Company or its Subsidiaries shall become fully vested if the Participant ceases to be a member of the Board for any reason, other than removal from office by shareholders of the Company for Cause at a special meeting of the shareholders called for that purpose.  Vesting  of an Award subject to performance criteria shall be made on a pro rata basis, based on performance to date and on the total number of days during the performance period before the termination in relation to the entire performance period.  Unless the Committee otherwise provides in the applicable agreement evidencing an Award or the preceding sentence of this Section or Section 13.03 applies, if a Participant’s employment with or service to the Company, a Subsidiary or an Affiliate terminates for any other reason, any Awards that are not yet vested are immediately and automatically forfeited; provided, however, in such special circumstances as the Committee deems appropriate, the Committee may take such action as it deems equitable in the circumstances or in the best interests of the Company, including, without limitation, fully vesting an Award or waiving or modifying any other limitation or requirement under the Award.

A Participant’s employment shall not be considered to be terminated hereunder by reason of a transfer of his employment from the Company to a Subsidiary or Affiliate, or vice versa, or a leave of absence approved by the Participant’s employer.  A Participant’s employment shall be considered to be terminated hereunder if, as a result of a sale or other transaction, the Participant’s employer ceases to be a Subsidiary or Affiliate (and the Participant’s employer is or becomes an entity that is separate from the Company and its Subsidiaries and Affiliates).

13.02

Restricted Stock, Restricted Stock Units and SARs.  The Committee shall establish the vesting schedule to apply to any Award of Restricted Stock, Restricted Stock Units or SARs that is not associated with an ISO or NSO granted under the Plan to a Participant, and in the absence of such a vesting schedule set forth in the Agreement evidencing the Award, such Award shall vest in accordance with Section 13.01, except that no vesting in accordance with Section 13.01 shall operate to accelerate the time of payment in violation of Section 409A of the Code.

13.03

Effect of “Change of Control.”  Notwithstanding Sections 13.01 and 13.02 above, except as provided below and unless otherwise determined by the Committee and set forth in the agreement evidencing an Award, immediately following a Change of Control, any Award issued to the Participant shall be fully vested and payment of all Awards shall be accelerated and paid within thirty (30) days following such Change of Control.  Payment of an Award subject to performance criteria shall be pro rated based on the performance from the Award Date to the date of the Change of Control.  The proration shall be based upon the method set forth in the agreements evidencing the applicable Awards, or if no method is specified, based upon the total number of days during the performance period prior to the Change of Control in relation to the total number of days during the performance period.

14.

Deferrals.

A Participant may elect to defer receipt of all or a portion of a Restricted Stock Unit, Stock Appreciation Right, or Performance Share Unit Award, subject to the rules listed below:

(a)

a deferral may be made for any amount of time, if the election is received by the Committee no later than the calendar year prior to the date of the grant of the applicable Award;

(b)

a deferral may be made no later than twelve (12) months before the portion of the Award vests, but payment must be deferred for at least five (5) years from the original payment date;

(c)

a Participant who first becomes eligible to participate in the Plan (or any other plan subject to the aggregation rules under Section 409A of the Code) may make a deferral for any amount of time, but such deferral must be made within  the first thirty (30) days in which the Participant becomes eligible to participate and the deferral may only apply to compensation earned after the election is made;

(d)

a deferral may be made for any amount of time, but

(1)

such election must be made within thirty (30) days of the grant;

(2)

such election may only apply with respect to the portion of the Award whose vesting is contingent on the Participant performing services for at least an additional twelve (12) months from the date of election; and

(3)

such election may not be not effective until twelve (12) months from the date it is made; or

(e)

a deferral may be made for any amount of time up until six (6) months before the Award vests if the Award is for performance-based compensation (as determined under Section 409A of the Code) measured over a period of at least twelve (12) months and either

(1)

the amount of the compensation cannot be reasonably ascertained at the time of the election, or

(2)

the performance requirement is still not substantially certain to be met at the time of the election.

Notwithstanding any other provision of this Plan, a deferred Award shall be accelerated and paid out upon a Participant’s “separation from service” within the meaning of Section 409A of the Code or death, except that a Participant who is a “specified employee” under Section 409A of the Code shall have the payment of such Participant’s deferred Award delayed for an additional six months after his separation from service to the extent required by Section 2.02(e).

15.

Adjustments to Reflect Changes in Capital Structure.

15.01

Adjustments.  If there is any change in the corporate structure or shares of the Company, the Committee will make any appropriate adjustments, including, but not limited to, such adjustments deemed necessary to prevent accretion, or to protect against dilution, in the number and kind of shares of Common Stock with respect to which Awards may be granted under this Plan

(including the maximum number of shares of Common Stock with respect to which Awards may be granted under this Plan in the aggregate and individually to any Participant during any calendar year as specified in Section 3) and, with respect to outstanding Awards, in the number and kind of shares covered thereby and in the applicable Option Price.  For the purposes of this Section 15, a change in the corporate structure or shares of the Company includes, without limitation, any change resulting from a recapitalization, stock split, stock dividend, consolidation, rights offering, separation, reorganization, or liquidation (including a partial liquidation) and any transaction in which shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or another corporation.

15.02

Cashouts.  Subject to the restrictions set forth in Section 15.03, in the event of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, or other extraordinary corporate transaction, the Committee may, in such manner and to such extent (if any) as it deems appropriate and equitable, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards for the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of Common Stock upon or in respect of such event; provided, however, in each case:

(a)

that with respect to any ISO no such adjustment may be made that would cause the Plan to violate Section 422 of the Code (or any successor provision); and

(b)

that with respect to any NSO or SAR no such adjustment may be made that would cause the NSO or SAR to provide for the deferral of compensation within the meaning of Section 409A of the Code (or any successor provision).

15.03

Repricing Prohibited.  Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options or SARs or cancel outstanding Options or SARS in exchange for cash, other Awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without stockholder approval.

16.

Nontransferability of Awards.

16.01

ISOs.  ISOs are not transferable, voluntarily or involuntarily, other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code.  During a Participant’s lifetime, such Participant’s ISOs may be exercised only by such Participant.

16.02

Awards Other Than ISOs.  All Awards granted pursuant to this Plan other than ISOs are transferable by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, or in the Committee’s discretion after vesting.  With the approval of the Committee, a Participant may transfer an Award (other than an ISO) for no consideration to or for the benefit of one or more Family Members of the Participant subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Award prior to such transfer.  The transfer of an Award pursuant to this Section 16 shall include a transfer of the right set forth in Section 21 hereof to consent to an amendment or revision of the Plan and, in the discretion of the Committee, shall also include transfer of ancillary rights associated with the Award.  The provisions of this Section 16 shall not apply to any Common Stock issued pursuant to an Award for which all restrictions have lapsed and is fully vested.

17.

Rights as Stockholder.

No Common Stock may be delivered upon the exercise of any Option until full payment has been made.  A Participant has no rights whatsoever as a stockholder with respect to any shares covered by an Award until the date of the issuance of a stock certificate for the shares except as otherwise determined by the Committee and set forth in the agreement evidencing such Award.

18.

Withholding Taxes.

The Committee may, in its discretion and subject to such rules as it may adopt, permit or require a Participant to pay all or a portion of the federal, state and local taxes, including FICA and Medicare withholding tax, arising in connection with any Awards by (i) having the Company withhold shares of Common Stock at the minimum rate legally required, (ii) tendering back shares of Common Stock received in connection with such Award or (iii) delivering other previously acquired shares of Common Stock having a Fair Market Value approximately equal to the amount to be withheld.

19.

No Right to Employment.

Participation in the Plan will not give any Participant a right to be retained as an employee or director of the Company, its Subsidiaries, or an Affiliate, or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the Plan.

20.

Funding.

Except as provided with respect to Restricted Stock under Section 9, no provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets in a manner that would provide any Participant any rights that are greater than those of a general creditor of the Company, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund if such action would provide any Participant with any rights that are greater than those of a general creditor of the Company.  Participants shall have no rights under the Plan other than as unsecured general creditors of the Company except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under applicable law.  However, the Company may establish a “Rabbi Trust” for purposes of securing the payment pursuant to or following a Change of Control provided the funding of such trust does not violate Section 409A(b)(3) of the Code.

21.

Amendment of the Plan.

The Board of Directors may from time to time amend or revise the terms of this Plan in whole or in part, subject to the following limitations:

(a)

no amendment may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, no such consent shall be required if the Committee determines in its sole and absolute discretion that the amendment or revision (i) is required or advisable in order for the Company, the Plan or the Award to satisfy applicable law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (ii) in connection with any transaction or event described in Section 15, is in the best interests of the Company or its stockholders.  The Committee may, but need not, take the tax consequences to affected Participants into consideration in acting under the preceding sentence;

(b)

no amendment may increase the limitations on the number of shares set forth in Section 3, unless any such amendment is approved by the Company’s stockholders; and

(c)

no amendment may be made to the provisions of Section 4(c) relating to repricing unless such amendment is approved by the Company’s stockholders;

provided, however, that adjustments pursuant to Section 15.01 shall not be subject to the foregoing limitations of this Section 21.

22.

Conditions Upon Issuance of Shares.

An Option shall not be exercisable and a share of Common Stock shall not be issued pursuant to the exercise of an Option, and Restricted Stock, Restricted Stock Units, and Performance Share Units shall not be awarded until and unless the Award of Restricted Stock, Restricted Stock Units or Performance Share Units, exercise of such Option and the issuance and delivery of such share pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or national securities association upon which the shares of Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

23.

Dividends.

Unless otherwise specified in the agreement evidencing an Award, all Restricted Stock and Restricted Stock Unit Awards shall be entitled to dividends, even if not vested or the restrictions applicable thereto have not yet lapsed.  For all other Awards (except if specified otherwise in the agreement evidencing the Award), no dividends shall be paid unless and until Common Stock is issued under the Award, the Award is fully vested, and all restrictions upon the Award have lapsed or been waived.  If this Section 23 or the agreement evidencing an Award allows for the payment of dividends, all noncash dividends and distributions shall be subject to the same vesting and other restrictions applicable to the underlying Award.

24.

Substitution or Assumption of Awards by the Company.

The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either (i) granting an Award under the Plan in substitution of such other company’s award, or (ii) assuming such award as if it had been granted under the Plan if the terms of such assumed award could be applied to an Award granted under the Plan.  Such substitution or assumption shall be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant.  In the event the Company assumes an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of shares issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code).  In the event the Company elects to grant a new Award rather than assuming an existing option, such new Award may be granted with a similarly adjusted exercise price.

24.01

Participants Based Outside the United States.  In order to conform with provisions of local laws and regulations in foreign countries in which the Company or its Subsidiaries operate, the Committee may (i) modify the terms and conditions of Awards granted to Participants employed outside the United States, (ii) establish subplans with modified exercise procedures and such other modifications as may be necessary or advisable under the circumstances presented by local laws and regulations, and (iii) take any action which it deems advisable to obtain, comply with or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals with respect to the Plan or any subplan established hereunder, provided, however, that the Committee may not make any subplan that (a) increases the limitations contained in Section 3, (b) increases the number of shares available under the Plan, as set forth in Section 3; or (c) causes the Plan to cease to satisfy any conditions under Rule 16b-3 under the Exchange Act or causes the grant of any performance Award to fail to qualify for an income tax deduction pursuant to Section 162(m) of the Code.  Subject to the foregoing, the Committee may amend, modify, administer or terminate such subplans, and prescribe, amend and rescind rules and regulations relating to such subplans.

24.02

Forfeiture; Clawback.  The Committee may, in its sole discretion, specify in the applicable agreement evidencing an Award that any realized gain with respect to options or stock appreciation rights and any realized value with respect to other Awards shall be subject to forfeiture or clawback, in the event of (i) a Participant’s breach of any non-competition, non-solicitation, confidentiality or other restrictive covenants with respect to the Company or any of its Affiliates or (ii) a financial restatement that reduces the amount of bonus or incentive compensation previously awarded to a Participant that would have been earned had results been properly reported.

25.

Effective Date and Termination of Plan.

25.01

Effective Date.  This Plan is effective as of the date of its approval by the stockholders of the Company.  Awards may be made under this Plan prior to stockholder approval, but such Awards shall be conditioned on the approval of this Plan by stockholders of the Company.

25.02

Termination of the Plan.  The Plan will terminate ten (10) years after the date it is approved by the Board of Directors; provided, however, that the Board of Directors may terminate the Plan at any time prior thereto with respect to any shares that are not then subject to Awards.  Termination of the Plan will not affect the rights and obligations of any Participant with respect to Awards granted before termination.

VOTE BY INTERNET - www.proxyvote.com
7401 WEST WILSON AVENUE CHICAGO, IL 60706

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M26460-P99303	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

METHODE ELECTRONICS, INC.
The Board of Directors recommends that you vote FOR the following:

1.	Election of Directors

	Nominees:
			For	Against	Abstain
	1a.	Walter J. Aspatore	0	0	0

	1b.	Warren L. Batts	0	0	0	The Board of Directors recommends you vote FOR the following proposals:
								For	Against	Abstain
	1c.	J. Edward Colgate	0	0	0
						2.	The ratification of the Audit Committee's selection of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending April 30, 2011	0	0	0
	1d.	Darren M. Dawson	0	0	0

	1e.	Donald W. Duda	0	0	0

	1f.	Stephen F. Gates	0	0	0	3.	The approval of the Methode Electronics, Inc. 2010 Cash Incentive Plan.	0	0	0

	1g.	Isabelle C. Goossen	0	0	0
						4.	The approval of the Methode Electronics, Inc. 2010 Stock Plan.	0	0	0
	1h.	Christopher J. Hornung	0	0	0

	1i.	Paul G. Shelton	0	0	0	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	1j.	Lawrence B. Skatoff	0	0	0

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]					Date	Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M26461-P99303

METHODE ELECTRONICS, INC.

This proxy is solicited by the Board of Directors
Annual Meeting of the Shareholders

The undersigned hereby appoints Warren L. Batts, Donald W. Duda and Douglas A. Koman, and each of them, with full power of substitution, as proxies to vote all shares of Methode Electronics, Inc. common stock which the undersigned is entitled to vote at the Annual Meeting of Methode Electronics, Inc. to be held on Thursday, September 16, 2010 at 11:00 a.m., Chicago time, at Methode's corporate offices at 7401 West Wilson Avenue, Chicago, Illinois, and at any adjournment or postponement thereof.

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. If other business is presented at the Annual Meeting, this proxy shall be voted in accordance with the best judgment of the persons named as proxies above.

Continued and to be signed on reverse side